UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21979

Nuveen Investment Trust V

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: September 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Taxable Fixed Income Funds

For investors seeking a high level of current income and total return.

Annual Report

September 30, 2012

Share Class / Ticker Symbol

	Class A	Class C	Class R3	Class I
Nuveen Preferred Securities Fund	NPSAX	NPSCX	NPSTX	NPSRX

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Chairman’s

Letter to Shareholders

Dear Shareholders,

Investors have many reasons to remain cautious. The challenges in the Euro area continue to cast a shadow over global economies and financial markets. The political support for addressing fiscal issues is eroding as the economic and social impacts become more visible. Despite strong action by the European Central Bank, member nations appear unwilling to surrender sufficient sovereignty to unify the Euro area financial system or strengthen its banks. The gains made in reducing deficits, and the hard-won progress on winning popular acceptance of the need for economic austerity, are at risk. To their credit, European political leaders press on to find compromise solutions, but there is increasing concern that time is running out.

In the U.S., the extended period of increasing corporate earnings that enabled the equity markets to withstand the downward pressures coming from weakening job creation and slower economic growth appears to be coming to an end. The Fed remains committed to low interest rates and announced a third phase of quantitative easing (QE3) scheduled to continue until mid-2015. The recent election results have removed a major element of uncertainty in the U.S. political picture, but it remains to be seen whether the outcome will reduce the highly partisan atmosphere in Congress and enable progress on the many pressing fiscal and budgetary issues that must be resolved in the coming months.

During the last twelve months, U.S. investors have experienced a solid recovery in the domestic equity markets with increasing volatility as the ‘fiscal cliff’ approaches. The experienced investment teams at Nuveen keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long-term goals for investors. Experienced professionals pursue investments that will weather short-term volatility and at the same time, seek opportunities that are created by markets that overreact to negative developments. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

November 21, 2012

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Preferred Securities Fund

The Nuveen Preferred Securities Fund features management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Douglas Baker, CFA, has served as the Fund’s portfolio manager since its inception in 2006 and Brenda Langenfeld, CFA, joined the management team in 2011. Here Doug and Brenda discuss economic and market conditions, the Fund’s performance and its investment strategy for the twelve-month period ended September 30, 2012.

What factors affected the U.S. economy and the equity and fixed-income market environments during the twelve-month reporting period ended September 30, 2012?

During the period, the U.S. economy’s progress toward recovery from recession remained sluggish but, for the most part, positive. The most recent figures available for U.S. gross domestic product (GDP) showed the economy slowed to an annualized growth rate of 2.0% in the third quarter 2012. This marked the 13th consecutive quarter of positive growth. Inflation remained well contained, with the Consumer Price Index (CPI) rising 2.0% year-over-year as of September 2012. Core CPI (which excludes food and energy) increased 2.0% during the period, within the Fed’s unofficial objective of 2.0% or lower for this inflation measure.

Labor market conditions continued to improve, with the national unemployment rate registering 7.8% in September 2012. U.S. unemployment had been stalled out in the low 8% range since the beginning of the year. Meanwhile, the housing market was an unfamiliar bright spot as home prices had risen for three consecutive months at the end of the reporting period. Other encouraging signs included improved sales of existing homes and more robust home construction and an increase in the price of new homes. The most recent data available at the time this report was prepared showed the average home price increased 2.0% for the 12 months ended August 2012, according to the S&P/Case-Shiller Index of 20 major metropolitan areas. However, with prices down more than one-third from their peak in the summer of 2006, housing has not fully recovered.

The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by continuing to hold the benchmark Fed Funds rate at the record low level of zero to 0.25% set in December 2008. At its October 2012 meeting (following the end of this reporting period), the central bank affirmed its opinion that economic conditions would likely warrant keeping the rate at “exceptionally low levels” through mid-2015. The Fed also announced that it would extend its Operation Twist program, which is lengthening the average maturity of its holdings of U.S. Treasury securities, through the end of December 2012. The goals of this program are to lower longer term interest rates, make broader

Nuveen Investments	5

financial conditions more accommodating, support a stronger economic recovery and help ensure that inflation remains at levels consistent with the Fed’s mandates of maximum employment and price stability.

During the reporting period, the preferred/hybrid asset class returned 14.3% as measured by the preferred/hybrid security Market Benchmark Index. As has been the trend for several reporting periods, the $25 par exchange-traded retail market outperformed the comparable $1000 par over-the-counter (OTC) institutional market. There continues to be strong demand for exchange-traded $25 par securities by retail investors. These investors have been aggressively seeking income in a prolonged low interest rate environment. Also impacting the preferred hybrid market during the reporting period was a meaningful amount of new issuance. Most of the new issuance was in the $25 par retail structures. However, net flows for the asset class remained negative as redemption volume overwhelmed new issuance. Redemption activity was fueled by absolute low levels in interest rates, as well as tighter credit spreads, both of which allowed issuers to refinance existing structures at a lower cost.

How did the Fund perform during the twelve-month period ended September 30, 2012?

The table in the Fund Performance and Expense Ratios section of this report provides total return performance information for the Fund’s Class A Shares at net asset value (NAV) for the one-year, five-year and since inception periods ended September 30, 2012. Over this twelve-month period ended September 30, 2012, the Fund outperformed the BofA Merrill Lynch Fixed Rate Preferred Index, the BofA Merrill Lynch Preferred Stock Hybrid Securities Index, the Market Benchmark Index and the Lipper average. A more detailed discussion of the Fund’s relative performance is provided later in this report.

Previously, the Fund used the BofA Merrill Lynch Preferred Stock Hybrid Securities Index as its primary benchmark. During the reporting period, the Fund changed its primary benchmark to the BofA Merrill Lynch Fixed Rate Preferred Index because it more closely reflects the Fund’s investment universe. The secondary benchmark continues to be the Market Benchmark Index comprised of a 65% weighting in the BofA Merrill Lynch U.S. Preferred Stock Fixed Rate Index and a 35% weighting in the Barclays USD Capital Securities Index.

What strategies were used to manage the Fund during the reporting period and how did this affect performance?

Consistent with our investment process, we continued to invest in those securities issued by firms that we deemed to have stable and/or improving credit profiles. During the twelve-month period ended September 30, 2012, the Fund maintained an overweight to BBB-rated and BB-rated securities. Preferred securities are typically rated between three and five notches below the senior unsecured debt ratings of any particular issuer. As of month-end September 2012, the Fund had an allocation to BB-rated securities, while the Market Benchmark Index is investment grade only and had no exposure to securities rated below BBB. During the reporting period, lower rated investment grade and below investment grade securities outperformed higher rated investment grade securities. We

6	Nuveen Investments

believe that the below investment grade segment of the market provides compelling risk adjusted opportunities for investors with adequate research resources. These securities are often neglected due to their lack of representation in the broader preferred/hybrid security indexes.

During the reporting period, we held a modest overweight to the financial services sector versus the Market Benchmark Index, and within that overweight was another overweight to insurance companies versus banks. We believe both banks and insurance companies benefited from an orderly restructuring of Greek sovereign debt, as well as a moderation in headlines out of the European bank sector. In addition, investors increasingly anticipated that insurance companies would attempt to buy back high coupon, long non-call, preferred/hybrid security structures. As a result, prices of these securities tended to outperform during the reporting period.

In an effort to capitalize on the inefficiencies between the retail and institutional preferred/hybrid markets, we continued to toggle between the $25 par retail sector and the $1000 par institutional sector. Periods of market volatility often drive valuations between retail structures and institutional structures to become meaningfully split. This dynamic is primarily due to institutional investors’ demonstrating more patience during periods of market volatility. In addition, technical factors may also influence the relative valuations between $25 par retail structures and $1000 par institutional structures. As detailed previously, aggressive buying of $25 par securities by individual retail investors seeking income drove $25 par valuations meaningfully higher compared to $1000 par structures. The investment management team will use these periods of price discrepancy to rotate between $25 par and $1000 par in an attempt to improve the structure and/or yield of securities held by the Fund. As of September 30, 2012, the Fund had an approximate 65.5% exposure to $1000 par structures, and a 34.5% allocation to $25 par and other retail denominations, as opposed to the Market Benchmark Index’s allocation of 35% $1000 par and 65% $25 par and other retail structures.

Finally, during the measurement period, the Fund also benefited from an overweight to high equity content non-cumulative preferred securities. These structures materially outperformed their more senior, higher debt content, cumulative distribution counterparts. Due to the more subordinate nature of the high equity content, non-cumulative structures, the credit spreads of these securities tend to behave in a more volatile manner compared to the broader preferred/hybrid securities market. As a result, it is no surprise that during the most recent twelve month measurement period when preferred/hybrid securities posted positive returns these high equity content structures outperformed. On the other hand, we should note that we expect these same structures to underperform the broader preferred/hybrid market during measurement periods when preferred/hybrid returns languish.

The Fund also used interest rate swaps to reduce the duration of the preferred stock portfolio, to better align the Fund’s duration to that of the index. These swaps modestly detracted from performance during the period, as interest rates declined.

Nuveen Investments	7

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, illiquid securities risk, concentration risk, non-diversification risk and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards.

8	Nuveen Investments

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for the Fund is shown on the following two pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between the Fund and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Fund’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Fund’s Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Fund’s total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Fund’s most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	9

Fund Performance and Expense Ratios (continued)

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of September 30, 2012

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	23.16%	7.21%	5.67%
Class A Shares at maximum Offering Price	17.32%	6.17%	4.78%
BofA Merrill Lynch Fixed Rate Preferred Index**	15.01%	1.70%	1.10%
BofA Merrill Lynch Preferred Stock Hybrid Securities Index**	12.01%	3.65%	2.75%
Market Benchmark Index**	16.24%	3.64%	2.91%
Lipper Flexible Income Funds Classification Average**	15.60%	6.39%	5.46%

Class C Shares	22.24%	6.43%	4.89%
Class R3 Shares	22.82%	6.96%	5.41%
Class I Shares	23.40%	7.49%	5.94%

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.10%
Class C Shares	1.85%
Class R3 Shares	1.35%
Class I Shares	0.85%

*	Since inception returns for Class A, C and I Shares, and for the comparative indexes and Lipper classification average, are from 12/19/06. Class A, C, and I Share returns are actual. Class R3 Shares commenced operations on 9/29/09. The returns for Class R3 Shares are actual for the periods since class inception on 9/29/09; returns prior to class inception are Class I Share returns adjusted for the differences in sales charges and expense, which are primarily differences in distribution and service fees.
**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

10	Nuveen Investments

Growth of an Assumed $10,000 Investment as of September 30, 2012 – Class A Shares

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	11

Yields as of September 30, 2012

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of the Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

	Dividend Yield	SEC 30-Day Yield
Class A Shares[1]	5.83%	4.93%
Class C Shares	5.38%	4.45%
Class R3 Shares	5.87%	4.78%
Class I Shares	6.33%	5.47%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

12	Nuveen Investments

Holding Summaries as of September 30, 2012

This data relates to the securities held in the Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Portfolio Allocation1

Top Five Issuers[1]
JP Morgan Chase & Company	4.6%
MetLife Inc.	4.3%
Wells Fargo & Company	4.2%
Rabobank Nederland	4.1%
Banco Santander SA	4.1%

Portfolio Credit Quality[2]
AA	3.1%
A	16.8%
BBB	59.1%
BB or Lower	15.2%
N/R	1.1%

Portfolio Composition[1]
Insurance	47.8%
Commercial Banks	17.5%
Diversified Financial Services	16.8%
U.S. Agency	4.7%
Capital Markets	4.1%
Real Estate Investment Trust	3.3%
Short-Term Investments	1.7%
Other[5]	4.1%

1	As a percentage of net assets (excluding investments in derivatives) as of September 30, 2012. Holdings are subject to change.

2	As a percentage of net assets (excluding investments in derivatives) as of September 30, 2012. Holdings are subject to change. Percentages will not add to 100% due to the exclusion of Common Stock, Short-Term Investments and Other Assets Less Liabilities.

3	Rounds to less than 0.1%.

4	Other assets less liabilities.

5	Includes other assets less liabilities and all industries less than 3.3% of net assets.

Nuveen Investments	13

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	Class R3	I Shares	A Shares	C Shares	Class R3	I Shares
Beginning Account Value (4/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/12)	$1,082.50	$1,078.00	$1,081.00	$1,083.90	$1,019.70	$1,015.95	$1,018.50	$1,020.95
Expenses Incurred During Period	$5.52	$9.40	$6.76	$4.22	$5.35	$9.12	$6.56	$4.09

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.06%, 1.81%, 1.30% and .81% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six month period).

14	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Nuveen Investment Trust V – Nuveen Preferred Securities Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Preferred Securities Fund (the “Fund”), as of September 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian, counterparty and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Preferred Securities Fund at September 30, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

November 26, 2012

Nuveen Investments	15

Portfolio of Investments

Nuveen Preferred Securities Fund

September 30, 2012

Shares	Description (1)			Value
	COMMON STOCKS – 0.2%

	Real Estate Investment Trust – 0.2%

90,576	Hospitality Properties Trust			$2,437,400
	Total Common Stocks (cost $2,264,400)			2,437,400

Shares	Description (1)	Coupon	Ratings (2)	Value
	$25 PAR (OR SIMILAR) PREFERRED SECURITIES – 38.7%

	Capital Markets – 4.1%

10,000,000	Aberdeen Asset Management PLC, Perpetual Subordinated Capital Securities, (4)	7.900%	N/R	$10,100,000

75,432	Deutsche Bank Capital Funding Trust I	7.350%	BBB	1,905,412

298,051	Deutsche Bank Capital Funding Trust V	8.050%	BBB	8,092,085

180,000	Deutsche Bank Capital Funding Trust VIII	6.375%	BBB	4,509,000

179,600	Morgan Stanley Capital Trust IV	6.250%	BB+	4,470,244

128,635	Morgan Stanley Capital Trust VI	6.600%	BB+	3,232,598

132,715	Morgan Stanley Capital Trust VII	6.600%	BB+	3,304,604

126,621	Morgan Stanley Capital Trust VIII	6.450%	BB+	3,131,337
	Total Capital Markets			38,745,280
	Commercial Banks – 6.4%

15,125,000	Abbey National Capital Trust I, (4)	8.963%	BBB–	16,183,750

284,704	Barclays Bank PLC	8.125%	BBB	7,379,528

159,129	Barclays Bank PLC	7.750%	BBB	4,075,294

985,480	PNC Financial Services	6.125%	BBB	27,071,136

200,000	U.S. Bancorp.	6.500%	A3	5,820,000
	Total Commercial Banks			60,529,708
	Diversified Financial Services – 7.2%

137,448	Citigroup Capital Trust VII	7.125%	BB+	3,481,558

225,000	Citigroup Capital XIII	7.875%	BB+	6,266,250

147,753	Citigroup Inc.	8.125%	BB	4,312,910

683,187	Countrywide Capital Trust III	7.000%	BB+	17,209,481

527,868	ING Groep N.V.	8.500%	BBB	13,830,142

489,748	ING Groep N.V.	7.375%	BBB	12,209,418

184,918	ING Groep N.V.	7.200%	BBB	4,622,950

58,482	ING Groep N.V.	7.050%	BBB	1,463,220

134,010	ING Groep N.V.	6.375%	BBB	3,204,179

18,031	ING Groep N.V.	6.200%	BBB	424,810

6,281	ING Groep N.V.	6.125%	BBB	146,850
	Total Diversified Financial Services			67,171,768
	Electric Utilities – 0.6%

49,000	Southern California Edison Company, (4)	6.500%	Baa2	5,187,875
	Insurance – 19.0%

126,070	Aegon N.V.	8.000%	Baa1	3,391,283

486,648	Aegon N.V.	7.250%	Baa1	12,326,794

48,646	Aegon N.V.	6.500%	Baa1	1,209,826

266,764	Aegon N.V.	6.375%	Baa1	6,741,126

613,189	Allianz SE, (4)	8.375%	A+	15,866,265

22,245,000	American International Group, Inc., (4)	8.175%	BBB	27,222,319

16	Nuveen Investments

Shares	Description (1)	Coupon		Ratings (2)	Value
	Insurance (continued)

509,480	Arch Capital Group Limited	6.750%		BBB	$13,603,116

74,025	Aspen Insurance Holdings Limited	7.250%		BBB–	1,935,754

7,700,000	Aviva PLC, Reg S, (4)	8.250%		Baa1	8,219,750

963,827	Axis Capital Holdings Limited	6.875%		BBB	25,926,946

2,400,000	Dai-Ichi Mutual Life, 144A, (4)	7.250%		A3	2,682,000

595,781	Endurance Specialty Holdings Limited	7.500%		BBB–	15,591,589

264,015	Hartford Financial Services Group Inc.	7.875%		BB+	7,389,780

390,250	Maiden Holdings Limited	8.250%		BB	10,107,475

11,705,000	Prudential PLC, (4)	7.750%		A–	12,582,875

485,000	Reinsurance Group of America Inc.	6.200%		BBB	12,794,300

13,937	Selective Insurance Group	7.500%		Baa3	349,121
	Total Insurance				177,940,319
	Real Estate Investment Trust – 0.7%

35,346	Hospitality Properties Trust	7.000%		Baa3	902,029

64,000	National Retail Properties Inc.	6.625%		Baa3	1,678,719

141,067	Vornado Realty Trust	6.875%		BBB–	3,899,091
	Total Real Estate Investment Trust				6,479,839
	U.S. Agency – 0.7%

18,600	Cobank Agricultural Credit Bank, (4)	11.000%		A–	996,263

107,000	Cobank Agricultural Credit Bank, (4)	11.000%		A–	5,941,849
	Total U.S. Agency				6,938,112
	Total $25 Par (or similar) Preferred Securities (cost $317,412,322)				362,992,901

Principal Amount (000)	Description (1)		Optional Call Provisions (3)	Ratings (2)	Value
	TAXABLE MUNICIPAL BONDS – 0.0%

	California – 0.0%

$155	California Municipal Finance Authority, Educational Facilities Revenue Bonds, OCEAA Project, Series 2008B, 11.000%, 10/01/14		No Opt. Call	N/R	$154,064

100	California Statewide Community Development Authority, Lancer Educational Student Housing Revenue Bonds, California Baptist University, Series 2007, 9.125%, 6/01/13		No Opt. Call	N/R	100,657
$255	Total Taxable Municipal Bonds (cost $255,000)				254,721

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE BONDS – 2.5%

	Insurance – 2.5%

$2,000	Nationwide Mutual Insurance Company, 144A	8.250%	12/01/31	A–	$2,413,476

3,500	Nationwide Mutual Insurance Company, 144A (5)	7.875%	4/01/33	A–	4,099,946

7,210	Nationwide Mutual Insurance Company, 144A (5)	9.375%	8/15/39	A–	9,865,818

7,000	QBE Capital Funding Trust II, 144A	7.250%	5/24/41	BBB+	7,087,500
$19,710	Total Corporate Bonds (cost $20,126,687)				23,466,740

Nuveen Investments	17

Portfolio of Investments

Nuveen Preferred Securities Fund (continued)

September 30, 2012

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CAPITAL PREFERRED SECURITIES – 54.1%

	Commercial Banks – 11.1%

6,900	Barclays Bank PLC	6.278%	12/15/34	BBB	$6,181,972

10,450	BNP Paribas, 144A	7.195%	6/25/49	BBB+	9,880,475

1,918	HSBC Capital Funding LP, Debt	10.176%	6/30/50	A–	2,608,480

29,560	Rabobank Nederland, 144A	11.000%	6/30/19	A	38,834,450

1,000	Republic New York Capital I	7.750%	11/15/26	A–	1,010,000

930	Standard Chartered PLC, 144A	7.014%	7/30/37	BBB+	948,600

3,000	Standard Chartered PLC	9.500%	12/24/14	A–	3,330,000

20	Union Planters Preferred Fund, 144A	7.750%	7/15/53	BB	2,025,000

34,514	Wells Fargo & Company, Series K	7.980%	9/15/99	BBB+	39,647,958
	Total Commercial Banks				104,466,935
	Diversified Financial Services – 9.6%

12,265	Bank of America Corporation	8.000%	1/31/18	BB+	13,355,849

3,955	Citigroup Capital III	7.625%	12/01/36	BB+	4,231,850

25,800	General Electric Capital Corporation	7.125%	12/15/49	AA–	28,752,036

38,030	JP Morgan Chase & Company	7.900%	4/30/18	BBB	43,191,812
	Total Diversified Financial Services				89,531,547
	Electric Utilities – 0.6%

4,959	PPL Capital Funding, Inc.	6.700%	3/30/17	BB+	5,157,608
	Industrial Conglomerates – 0.1%

950	Southern California Edison Company	6.250%	8/01/49	BBB+	1,031,681
	Insurance – 26.3%

35,198	AXA SA, 144A	6.379%	12/14/66	Baa1	31,678,200

30,763	Catlin Insurance Company Limited	7.249%	7/19/67	BBB+	30,032,379

6,865	Cloverie PLC Zurich Insurance	8.250%	4/18/62	A	7,688,800

44,430	Financial Security Assurance Holdings, 144A	6.400%	12/15/36	Baa1	32,878,200

26,340	Glen Meadows Pass Through Trust	6.505%	2/15/67	BB+	22,125,600

20,897	Liberty Mutual Group Inc., 144A	10.750%	6/15/58	Baa3	30,300,650

11,000	Lincoln National Corporation	7.000%	5/17/66	BBB	11,123,750

29,206	MetLife Capital Trust X, 144A	9.250%	4/08/68	BBB	38,551,920

1,000	MetLife Inc.	10.750%	8/01/69	BBB	1,485,000

4,492	National Financial Services Inc.	6.750%	5/15/37	Baa2	4,593,070

6,292	Swiss Re Capital I, 144A	6.854%	5/25/16	A	6,402,110

19,444	Symetra Financial Corporation, 144A	8.300%	10/15/37	BBB–	20,027,320

10,000	White Mountains Re Group Limited	7.506%	6/30/17	BB+	10,191,600
	Total Insurance				247,078,599
	Real Estate Investment Trust – 2.4%

18,596	Sovereign Real Estate Investment Trust, 144A	12.000%	10/31/50	BB+	22,444,070
	U.S. Agency – 4.0%

18,925	AgFirst Farm Credit Bank	7.300%	12/15/53	A–	18,918,187

15,750	Farm Credit Bank of Texas	10.000%	12/15/60	A3	18,407,812
	Total U.S. Agency				37,325,999
	Total Capital Preferred Securities (cost $467,233,129)				507,036,439

18	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.7%

$15,906	Repurchase Agreement with State Street Bank, dated 9/28/12, repurchase price $15,905,942, collateralized by $15,105,000 U.S. Treasury Bonds, 3.125%, due 2/15/42, value $16,225,867	0.010%	10/01/12	$15,905,929
	Total Short-Term Investments (cost $15,905,929)			15,905,929
	Total Investments (cost $823,197,467) – 97.2%			912,094,130
	Other Assets Less Liabilities – 2.8% (6)			25,866,663
	Net Assets – 100%			$937,960,793

Investments in Derivatives at September 30, 2012

Forward Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (7)	Termination Date	Unrealized Appreciation (Depreciation) (6)
Barclays PLC	$50,000,000	Receive	3-Month USD-LIBOR	2.758%	Semi-Annually	11/06/14	11/06/34	$78,281

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(4)	For fair value measurement disclosure purposes, $25 Par (or similar) Preferred Securities categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(5)	Investment, or portion of investment, has been pledged as collateral for investments in derivatives.

(6)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives at September 30, 2012.

(7)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each forward swap contract.

N/R	Not rated.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

USD-LIBOR	United States Dollar – London Inter-Bank Offered Rate

See accompanying notes to financial statements.

Nuveen Investments	19

Statement of Assets and Liabilities

September 30, 2012

Assets
Investments, at value (cost $823,197,467)	$912,094,130
Unrealized appreciation on forward swaps	78,281
Receivables:
Dividends	1,501,942
Interest	11,620,730
Investments sold	28,271,206
Shares sold	6,458,673
Other assets	16,498
Total assets	960,041,460
Liabilities
Payables:
Forward swap contracts	3,865,000
Dividends	834,473
Investments purchased	13,539,563
Shares redeemed	2,777,547
Accrued expenses:
Management fees	561,169
Trustees fees	19,248
12b-1 distribution and service fees	168,305
Other	315,362
Total liabilities	22,080,667
Net assets	$937,960,793
Class A Shares
Net assets	$267,619,078
Shares outstanding	15,608,583
Net asset value per share	$17.15
Offering price per share (net asset value per share plus maximum sales charge of 4.75% of offering price)	$18.01
Class C Shares
Net assets	$152,410,951
Shares outstanding	8,883,727
Net asset value and offering price per share	$17.16
Class R3 Shares
Net assets	$551,561
Shares outstanding	31,943
Net asset value and offering price per share	$17.27
Class I Shares
Net assets	$517,379,203
Shares outstanding	30,171,840
Net asset value and offering price per share	$17.15
Net assets consist of:
Capital paid-in	$846,333,145
Undistributed (Over-distribution of) net investment income	(1,548,016)
Accumulated net realized gain (loss)	4,200,720
Net unrealized appreciation (depreciation)	88,974,944
Net assets	$937,960,793
Authorized shares	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

20	Nuveen Investments

Statement of Operations

Year Ended September 30, 2012

Investment Income
Dividends (net of tax withheld of $33,862)	$22,460,600
Interest	31,117,884
Total investment income	53,578,484
Expenses
Management fees	5,003,977
12b-1 service fees – Class A	433,712
12b-1 distribution and service fees – Class C	1,172,070
12b-1 distribution and service fees – Class R3	724
Shareholder servicing agent fees and expenses	492,659
Custodian’s fees and expenses	127,188
Trustees fees and expenses	20,378
Professional fees	73,745
Shareholder reporting expenses	112,792
Federal and state registration fees	32,941
Other expenses	35,460
Total expenses before custodian fee credit	7,505,646
Custodian fee credit	(326)
Net expenses	7,505,320
Net investment income (loss)	46,073,164
Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	8,539,328
Forward swaps	(3,865,000)
Change in net unrealized appreciation (depreciation) of:
Investments	95,830,779
Forward swaps	609,665
Net realized and unrealized gain (loss)	101,114,772
Net increase (decrease) in net assets from operations	$147,187,936

See accompanying notes to financial statements.

Nuveen Investments	21

Statement of Changes in Net Assets

	Year Ended 9/30/12	Year Ended 9/30/11
Operations
Net investment income (loss)	$46,073,164	$44,706,470
Net realized gain (loss) from:
Investments	8,539,328	30,447,183
Forward swaps	(3,865,000)	(4,350,000)
Change in net unrealized appreciation (depreciation) of:
Investments	95,830,779	(87,264,390)
Forward swaps	609,665	(563,858)
Net increase (decrease) in net assets from operations	147,187,936	(17,024,595)
Distributions to Shareholders
From net investment income:
Class A	(11,223,530)	(11,970,824)
Class C	(6,715,011)	(5,885,589)
Class R3	(8,826)	(7,090)
Class I	(28,491,920)	(27,542,748)
From accumulated net realized gains:
Class A	(4,038,201)	(4,508,870)
Class C	(2,711,153)	(2,475,555)
Class R3	(2,338)	(1,530)
Class I	(10,111,063)	(9,927,935)
Decrease in net assets from distributions to shareholders	(63,302,042)	(62,320,141)
Fund Share Transactions
Proceeds from sale of shares	459,306,284	484,377,731
Proceeds from shares issued to shareholders due to reinvestment of distributions	37,548,291	32,197,189
	496,854,575	516,574,920
Cost of shares redeemed	(304,210,105)	(417,519,959)
Net increase (decrease) in net assets from Fund share transactions	192,644,470	99,054,961
Net increase (decrease) in net assets	276,530,364	19,710,225
Net assets at the beginning of period	661,430,429	641,720,204
Net assets at the end of period	$937,960,793	$661,430,429
Undistributed (Over-distribution of) net investment income at the end of period	$(1,548,016)	$(491,346)

See accompanying notes to financial statements.

22	Nuveen Investments

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Nuveen Investments	23

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Return of Capital	Total	Ending Net Asset Value
Class A (12/06)
Year Ended 9/30:
2012	$15.30	$1.03	$2.29	$3.32	$(1.04)	$(.43)	$—	$(1.47)	$17.15
2011	16.99	1.05	(1.24)	(.19)	(1.08)	(.42)	—	(1.50)	15.30
2010	14.73	1.11	2.28	3.39	(1.13)	—	—	(1.13)	16.99
2009(f)	11.76	.84	3.00	3.84	(.87)	—	—	(.87)	14.73
Year Ended 12/31:
2008	16.98	1.31	(5.30)	(3.99)	(1.08)	—	(.15)	(1.23)	11.76
2007	20.01	1.08	(3.03)	(1.95)	(1.08)	—	—	(1.08)	16.98
Class C (12/06)
Year Ended 9/30:
2012	15.31	.91	2.30	3.21	(.93)	(.43)	—	(1.36)	17.16
2011	17.00	.93	(1.25)	(.32)	(.95)	(.42)	—	(1.37)	15.31
2010	14.74	1.00	2.28	3.28	(1.02)	—	—	(1.02)	17.00
2009(f)	11.77	.78	3.00	3.78	(.81)	—	—	(.81)	14.74
Year Ended 12/31:
2008	16.96	1.16	(5.24)	(4.08)	(.97)	—	(.14)	(1.11)	11.77
2007	20.01	.93	(3.03)	(2.10)	(.95)	—	—	(.95)	16.96
Class R3 (9/09)
Year Ended 9/30:
2012	15.40	.96	2.35	3.31	(1.01)	(.43)	—	(1.44)	17.27
2011	17.10	1.05	(1.29)	(.24)	(1.04)	(.42)	—	(1.46)	15.40
2010	14.82	1.08	2.30	3.38	(1.10)	—	—	(1.10)	17.10
2009(g)	14.88	.01	(.07)	(.06)	—	—	—	—	14.82
Class I (12/06)
Year Ended 9/30:
2012	15.30	1.07	2.30	3.37	(1.09)	(.43)	—	(1.52)	17.15
2011	16.99	1.10	(1.25)	(.15)	(1.12)	(.42)	—	(1.54)	15.30
2010	14.72	1.16	2.28	3.44	(1.17)	—	—	(1.17)	16.99
2009(f)	11.76	.86	3.00	3.86	(.90)	—	—	(.90)	14.72
Year Ended 12/31:
2008	16.98	1.19	(5.14)	(3.95)	(1.14)	—	(.13)	(1.27)	11.76
2007	20.01	1.18	(3.08)	(1.90)	(1.13)	—	—	(1.13)	16.98

24	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement(d)				Ratios to Average Net Assets After Reimbursement(d)(e)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

23.16%	$267,619	1.08%		6.44%		1.08%		6.44%		53%
(1.59)	166,611	1.10		6.21		1.03		6.28		60
23.84	185,972	1.16		6.87		.95		7.07		72
35.29	93,983	1.47	*	8.58	*	.94	*	9.11	*	30

(24.67)	22,420	1.64		10.32		.95		11.02		99
(10.12)	321	2.50		4.23		1.13		5.60		179

22.24	152,411	1.83		5.68		1.83		5.68		53
(2.32)	97,071	1.85		5.49		1.78		5.57		60
22.94	97,316	1.91		6.13		1.70		6.34		72
34.48	48,720	2.23	*	7.82	*	1.69	*	8.36	*	30

(25.13)	6,429	2.32		8.90		1.70		9.52		99
(10.85)	245	3.29		3.39		1.89		4.79		179

22.82	552	1.33		5.91		1.33		5.91		53
(1.78)	170	1.35		6.20		1.28		6.25		60
23.59	62	1.42		6.59		1.20		6.81		72
(.40)	50	1.37	*	11.62	*	1.20	*	11.79	*	30

23.40	517,379	.83		6.68		.83		6.68		53
(1.28)	397,579	.85		6.51		.78		6.58		60
24.23	358,371	.91		7.16		.70		7.37		72
35.48	116,643	1.21	*	9.12	*	.69	*	9.64	*	30

(24.45)	38,697	1.26		7.57		.69		8.14		99
(9.91)	19,769	1.80		5.28		.78		6.30		179

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	After expense reimbursement from the Adviser, where applicable.
(f)	For the nine months ended September 30, 2009.
(g)	For the period September 29, 2009 (commencement of operations) through September 30, 2009.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	25

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust V (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Preferred Securities Fund (the “Fund”), among others. The Trust was organized as a Massachusetts business trust on September 27, 2006.

The Fund seeks to provide a high level of current income and total return. Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in preferred securities. Preferred securities generally pay fixed or adjustable rate distributions to investors and have preference over common stock in the payment of distributions and the liquidation of a company’s assets, but are junior to most other forms of the company’s debt, including both senior and subordinated debt. The Fund intends to invest at least 25% of its assets in the preferred securities of companies principally engaged in financial services. The Fund normally invests at least 60% of its net assets in securities rated investment grade (BBB/Baa or higher) at the time of purchase by at least one independent rating agency and unrated securities judged to be of comparable quality by Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of Nuveen Fund Advisors, Inc., (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Fund may invest up to 40% of its net assets in securities rated below investment grade (BB/Ba or lower) at the time of purchase, which are commonly referred to as “high yield,” or “junk” bonds. Although the Fund invests primarily in securities issued by U.S. companies, the Fund may invest up to 35% of its net assets in U.S. dollar-denominated securities issued by non-U.S. companies. The Fund seeks to meet its investment objective by investing primarily in preferred securities, but it may also invest up to 20% of its net assets in other types of securities, including corporate debt securities, U.S. government and agency debt, taxable municipal securities and convertible preferred securities. The Fund may also invest in forwards, futures, options and swap contracts, or other derivative financial instruments including credit default swaps.

The Fund’s most recent prospectus provides further description of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities and forward swap contracts are provided by a pricing service approved by the Fund’s Board of Trustees. These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the

26	Nuveen Investments

obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to earmark securities in the Fund’s portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At September 30, 2012, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

The Fund declares dividends from its net investment income daily and pays shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Fund’s transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Forward Swap Contracts

The Fund is authorized to enter into forward interest rate swap contracts consistent with its investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund’s use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader market. Forward interest rate swap transactions involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the

Nuveen Investments	27

Notes to Financial Statements (continued)

swap (which is akin to a bond’s maturity). The value of the Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increase or decrease. Forward interest rate swap contracts are valued daily. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on forward swaps” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of forward swaps.”

The Fund may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as a component of “Net realized gain (loss) from forward swaps.” The Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination.

During the fiscal year ended September 30, 2012, the Fund entered into forward interest rate swap transactions to reduce the duration of the preferred stock portfolio. The average notional amount of forward interest rate swap contracts outstanding during the fiscal year ended September 30, 2012, was $54,000,000. The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the fiscal year. Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on forward interest rate swap contract activity.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose the Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Zero Coupon Securities

The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

28	Nuveen Investments

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$2,437,400	$—	$—	$2,437,400
$25 Par (or similar) Preferred Securities	258,009,955	104,982,946	—	362,992,901
Taxable Municipal Bonds	—	254,721	—	254,721
Corporate Bonds	—	23,466,740	—	23,466,740
Capital Preferred Securities	—	507,036,439	—	507,036,439
Short-Term Investments:
Repurchase Agreements	—	15,905,929	—	15,905,929
Derivatives:
Forward Swaps**	—	78,281	—	78,281
Total	$260,447,355	$651,725,056	$—	$912,172,411
*	Refer to the Fund’s Portfolio of Investments for industry classifications and breakdown of $25 Par (or similar) Preferred Securities classified as Level 2.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any

Nuveen Investments	29

Notes to Financial Statements (continued)

transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during and at the end of the reporting period refer to the Portfolio of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following table presents the fair value of all derivative instruments held by the Fund as of September 30, 2012, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Interest Rate	Forward Swaps	Unrealized appreciation on forward swaps*	$78,281	—	$—

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended September 30, 2012, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Forward Swaps
Risk Exposure
Interest Rate	$(3,865,000)

Change in Net Unrealized Appreciation (Depreciation) of Forward Swaps
Risk Exposure
Interest Rate	$609,665

4. Fund Shares

Transactions in Fund shares were as follows:

	Year Ended 9/30/12		Year Ended 9/30/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	8,983,479	$148,264,642	9,011,213	$150,508,804
Class C	3,434,974	55,780,214	1,919,980	32,176,449
Class R3	26,168	445,717	8,464	143,308
Class I	15,781,276	254,815,711	17,939,089	301,549,170
Shares issued to shareholders due to reinvestment of distributions:
Class A	617,396	9,817,199	557,041	9,277,821
Class C	366,271	5,792,345	286,658	4,774,331
Class R3	688	11,092	511	8,528
Class I	1,380,307	21,927,655	1,089,788	18,136,509
	30,590,559	496,854,575	30,812,744	516,574,920
Shares redeemed:
Class A	(4,883,368)	(76,946,191)	(9,622,877)	(158,935,012)
Class C	(1,259,176)	(20,084,961)	(1,590,101)	(26,501,776)
Class R3	(5,977)	(92,418)	(1,512)	(25,743)
Class I	(12,974,003)	(207,086,535)	(14,135,086)	(232,057,428)
	(19,122,524)	(304,210,105)	(25,349,576)	(417,519,959)
Net increase (decrease)	11,468,035	$192,644,470	5,463,168	$99,054,961

30	Nuveen Investments

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended September 30, 2012, aggregated $518,678,458 and $379,324,302, respectively.

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Fund.

At September 30, 2012, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$826,688,329
Gross unrealized:
Appreciation	$88,701,349
Depreciation	(3,295,548)
Net unrealized appreciation (depreciation) of investments	$85,405,801

Permanent differences, primarily due to distribution character reclassifications, bond premium amortization adjustments, complex securities tax character adjustments and tax equalization, resulted in reclassifications among the Fund’s components of net assets at September 30, 2012, the Fund’s tax year end, as follows:

Capital paid in	$190,101
Undistributed (Over-distribution of) net investment income	(690,547)
Accumulated net realized gain (loss)	500,446

The tax components of undistributed net ordinary income and net long-term capital gains at September 30, 2012, the Fund’s tax year end, were as follows:

Undistributed net ordinary income*	$4,421,888
Undistributed net long-term capital gains	6,227,031
*	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared during the period September 1, 2012 through September 30, 2012 and paid on October 1, 2012. Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax years ended September 30, 2012 and September 30, 2011, was designated for purposes of the dividends paid deduction as follows:

2012
Distributions from net ordinary income*	$46,169,728
Distributions from net long-term capital gains**	16,457,325

2011
Distributions from net ordinary income*	$55,251,670
Distributions from net long-term capital gains	5,007,799
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
**	The Fund hereby designates as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852 (b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended September 30, 2012.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Act also contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Nuveen Investments	31

Notes to Financial Statements (continued)

During the Fund’s tax year ended September 30, 2012, there were no post-enactment capital losses generated.

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.5500%
For the next $125 million	.5375
For the next $250 million	.5250
For the next $500 million	.5125
For the next $1 billion	.5000
For net assets over $2 billion	.4750

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of September 30, 2012, the complex-level fee rate for the Fund was .1695%.

The management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with the Sub-Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund. The Sub-Adviser is compensated for its services to the Fund from the management fee paid to the Adviser.

The Adviser has agreed to waive fees and/or reimburse expenses, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed .90% through January 31, 2013 (1.25% after January 31, 2013), of the average daily net assets of any class of Fund shares. The Adviser may voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

During the fiscal year ended September 30, 2012, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected (Unaudited)	$1,217,110
Paid to financial intermediaries (Unaudited)	1,084,616

32	Nuveen Investments

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended September 30, 2012, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances (Unaudited)	$548,870

To compensate for commissions advanced to financial intermediaries and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended September 30, 2012, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained (Unaudited)	$309,868

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained $29,924 CDSC on share redemptions during the fiscal year ended September 30, 2012.

At September 30, 2012, Nuveen owned 4,298 shares of Class R3.

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In December 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-11 (“ASU No. 2011-11”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

Nuveen Investments	33

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	216
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	216
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at George Washington University.	216
David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	216
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	216
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	216
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	216

34	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Virginia L. Stringer 8/16/44 333 West Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	216
Terence J. Toth 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008); Mather Foundation Board (since 2012) and a member of its investment committee; formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	216

Interested Trustee:
John P. Amboian (2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	216
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	216
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011) previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	216

Nuveen Investments	35

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	216
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	216
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	216
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc; Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	216
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	216
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	216
Kathleen L. Prudhomme 3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	216

36	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jeffery M. Wilson 3/13/56 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	99

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	37

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreement or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreement and the Sub-Advisory Agreement are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 21-23, 2012 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Fund for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Fund, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Fund, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 18-19, 2012, to review the Fund’s investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and reports on compliance, regulatory matters and risk management. The Board also meets with key investment personnel managing the Fund’s portfolio during the year. In October 2011, the Board also created two new standing committees (the Open-end Fund Committee and the Closed-end Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive issues and business practices of open-end and closed-end funds.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. Further, an ad hoc committee of the Board visited the then-current transfer agents of the Nuveen funds in 2011 and the audit committee of the Board visited the various pricing agents for the Nuveen funds in January 2012.

The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at the meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to the Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness

38	Nuveen Investments

to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Fund and the Sub-Advisor generally provides the portfolio investment management services to the Fund. In reviewing the portfolio management services provided to the Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Fund’s compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Fund, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management. In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the open-end fund product line. These initiatives included efforts to eliminate product overlap through mergers or liquidations; commencement of various new funds; elimination of insurance mandates for various funds; updates in investment policies or guidelines for several funds; and reductions in management fees and expense caps for certain funds.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each Advisory Agreement were satisfactory.

B. The Investment Performance of the Fund and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund over various time periods. The Board reviewed, among other things, the Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data compiled by Nuveen that was provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks).

The Board reviewed reports, including a comprehensive analysis of the Fund’s performance and the applicable investment team. In this regard, the Board reviewed the Fund’s total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one-, three- and five-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period. In addition, although the performance below reflects the performance results for the time periods ending as of the most recent calendar year end (unless otherwise indicated), the Board also recognized that selecting a different ending time period may derive different results. Furthermore, while the Board is cognizant of the relevant performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and recognized that the objectives, investment parameters and guidelines of peers and/or benchmarks may differ to some extent, thereby resulting in differences in performance results. Nevertheless, with respect to any Nuveen funds that the Board considers to have underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

In considering the comparisons for the Fund, the Independent Board Members noted that although the Fund was in the fourth quartile for the five-year period, it was in the second and third quartiles for the three- and one-year periods, respectively.

Based on their review, the Independent Board Members determined that the Fund’s investment performance had been satisfactory.

Nuveen Investments	39

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the overwhelming majority of the Nuveen funds were at, close to or below their Peer Group or Peer Universe (if no separate Peer Group) average based on the net total expense ratio.

The Independent Board Members noted that the Fund had net management fees and a net expense ratio (including fee waivers and expense reimbursements, if any) below its peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to it.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and range of fees offered by the Advisor to other clients, including separately managed accounts (both retail and institutional accounts), collective trusts, foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds, funds of other sponsors (if any), and other clients (such as retail and/or institutional managed accounts).

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2011. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel in compliance, risk management, and product development as well as its ability to allocate resources to various areas of

40	Nuveen Investments

the Advisor as the need arises. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Advisor, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc., the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Fund’s principal underwriter, an affiliate of the Advisor, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Independent Board Members recognized that each Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from such soft dollar arrangements. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by a Fund Adviser may also benefit the Fund and shareholders to the extent the research enhances the ability of the Fund Adviser to manage the Fund. The Independent Board Members noted that the Fund Advisers’ profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

Nuveen Investments	41

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

42	Nuveen Investments

Notes

Nuveen Investments	43

Notes

44	Nuveen Investments

Notes

Nuveen Investments	45

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

BofA Merrill Lynch Fixed Rate Preferred Index: An index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment grade (based on an average of Moody’s, S&P, and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P, and Fitch foreign currency long-term sovereign debt ratings). In addition, qualifying securities must be issued as public securities or through a 144a filing, must be issued in $25, $50, or $100 par/liquidation preference increments, must have a fixed coupon or distribution schedule, and must have a minimum amount outstanding of $100 million. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

BofA Merrill Lynch Preferred Stock Hybrid Securities Index: An unmanaged index consisting of a set of investment grade exchange-traded preferred stocks with outstanding market values of at least $50 million that are covered by BofA Merrill Lynch Fixed Income Research. The index includes certain publicly issued, $25- and $1,000-par securities with at least one year to maturity. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cash flows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indexes.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Hybrid Security: A hybrid security combines two or more different financial instruments. A hybrid security generally combines both debt and equity characteristics.

Lipper Flexible Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Market Benchmark Index: An index that is comprised of a 65% weighting in the BofA Merrill Lynch U.S. Preferred Stock Fixed Rate Index and a 35% weighting in the Barclays USD Capital Securities Index. The BofA Merrill Lynch U.S. Preferred Stock Fixed Rate Index is an unmanaged index consisting of a set of investment grade exchange-traded preferred stocks with outstanding market values of at least $50 million that are covered by BofA Merrill Lynch Fixed Income Research. The index includes certain publicly issued, $25- and $1,000-par securities with at least one year to maturity. The Barclays USD Capital Securities Index contains securities generally viewed as hybrid fixed income securities that either receive regulatory capital treatment or a degree of “equity credit” from the rating agencies. This generally includes Tier 2/Lower Tier 2 bonds, perpetual step-up debt, step-up preferred securities, and term preferred securities. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

46	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered

Public Accounting Firm

Ernst & Young LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and

Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Distribution Information: The Fund hereby designates its percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	% of DRD	% of QDI
Nuveen Preferred Securities Fund	10.94%	31.08%

Additionally, the Fund hereby designates 66.59% (or the maximum amount eligible) of ordinary income distributions as Interest-Related Dividends as defined in Internal Revenue Code Section 871(k)(1)(c) for the taxable year ended September 30, 2012.

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	47

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $220 billion as of September 30, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-INV5-0912P

Mutual Funds

Nuveen Taxable Fixed Income Funds

For investors seeking a high level of current income and capital appreciation.

Annual Report

September 30, 2012

Share Class / Ticker Symbol

	Class A	Class C	Class I
Nuveen NWQ Flexible Income Fund (formerly Nuveen NWQ Preferred Securities Fund)	NWQAX	NWQCX	NWQIX

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Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

Investors have many reasons to remain cautious. The challenges in the Euro area continue to cast a shadow over global economies and financial markets. The political support for addressing fiscal issues is eroding as the economic and social impacts become more visible. Despite strong action by the European Central Bank, member nations appear unwilling to surrender sufficient sovereignty to unify the Euro area financial system or strengthen its banks. The gains made in reducing deficits, and the hard-won progress on winning popular acceptance of the need for economic austerity, are at risk. To their credit, European political leaders press on to find compromise solutions, but there is increasing concern that time is running out.

In the U.S., the extended period of increasing corporate earnings that enabled the equity markets to withstand the downward pressures coming from weakening job creation and slower economic growth appears to be coming to an end. The Fed remains committed to low interest rates and announced a third phase of quantitative easing (QE3) scheduled to continue until mid-2015. The recent election results have removed a major element of uncertainty in the U.S. political picture, but it remains to be seen whether the outcome will reduce the highly partisan atmosphere in Congress and enable progress on the many pressing fiscal and budgetary issues that must be resolved in the coming months.

During the last twelve months, U.S. investors have experienced a solid recovery in the domestic equity markets with increasing volatility as the ‘fiscal cliff’ approaches. The experienced investment teams at Nuveen keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long-term goals for investors. Experienced professionals pursue investments that will weather short-term volatility and at the same time, seek opportunities that are created by markets that overreact to negative developments. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

November 21, 2012

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen NWQ Flexible Income Fund

The Nuveen NWQ Flexible Income Fund features management by NWQ Investment Management Company, LLC, an affiliate of Nuveen Investments. The Fund is managed by Michael Carne, CFA and Kevin Hunter. Here Michael and Kevin discuss economic and market conditions, the Fund’s performance and its investment strategy for the twelve-month period ending September 30, 2012.

Effective March 12, 2012, the Nuveen NWQ Flexible Income Fund changed its name from Nuveen NWQ Preferred Securities Fund. The Fund also changed it principal investment strategies.

What factors affected the U.S. economy and the equity and fixed-income market environments during the twelve-month reporting period ended September 30, 2012?

During the period, the U.S. economy’s progress toward recovery from recession remained sluggish but, for the most part, positive. The most recent figures available for U.S. gross domestic product (GDP) showed the economy slowed to an annualized growth rate of 2.0% in the third quarter 2012. This marked the 13th consecutive quarter of positive growth. Inflation remained well contained, with the Consumer Price Index (CPI) rising 2.0% year-over-year as of September 2012. Core CPI (which excludes food and energy) increased 2.0% during the period, within the Fed’s unofficial objective of 2.0% or lower for this inflation measure.

Labor market conditions slowly improved, with the national unemployment rate registering 7.8% in September 2012. U.S. unemployment had been stalled out in the low 8% range since the beginning of the year. Meanwhile, the housing market was an unfamiliar bright spot as home prices had risen for three consecutive months at the end of the reporting period. Other encouraging signs included improved sales of existing homes and more robust home construction and an increase in the price of new homes. The most recent data available at the time this report was prepared, showed the average home price increased 2.0% for the 12 months ended August 2012, according to the S&P/Case-Shiller Index of 20 major metropolitan areas. However, with prices down more than one-third from their peak in the summer of 2006, housing has not fully recovered.

The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by continuing to hold the benchmark Fed Funds rate at the record low level of zero to 0.25% set in December 2008. At its October 2012 meeting (following the end of this reporting period), the central bank affirmed its opinion that economic conditions

Nuveen Investments	5

would likely warrant keeping the rate at “exceptionally low levels” through mid-2015. The Fed also announced that it would extend its Operation Twist program, which is lengthening the average maturity of its holdings of U.S. Treasury securities, through the end of December 2012. The goals of this program are to lower longer term interest rates, make broader financial conditions more accommodating, support a stronger economic recovery and help ensure that inflation remains at levels consistent with the Fed’s mandates of maximum employment and price stability.

Fixed-income markets were buffeted by concerns about the tepid U.S. economic recovery combined with the growing U.S. federal deficit, the seemingly unending European debt crisis and a broader slowdown in global growth. These macro events caused the markets to fluctuate between embracing risk and shunning risk several times during the period. Ultimately, longer maturity Treasuries ended the one-year period as the top-performing asset class in the fixed-income market. While short Treasury rates remained at historically low levels throughout the fiscal year, intermediate and longer term Treasuries saw their rates fall fairly steadily throughout the period. For example, yields on 30-year Treasuries started at 3.51% at the beginning of September 2011 and ended at 2.82% as of September 30, 2012. The prices of these securities move in the opposite direction of interest rates. Meanwhile, investors’ quest for higher yields helped propel high yield corporates, emerging market debt and commercial mortgage-backed securities (CMBS) to return in excess of 10% over the one-year period, according to Barclays fixed income indexes.

How did the Fund perform during the twelve-month period ending September 30, 2012?

The table in the Fund Performance and Expense Ratios section of this report provides total return performance information for the Fund’s Class A Shares at net asset value (NAV) for the one-year and since inception periods ended September 30, 2012. During the reporting period, the Fund outperformed both the BofA Merrill Lynch Preferred Stock Fixed Rate Index and the Lipper classification average. A more detailed discussion of the Fund’s relative performance is provided later in this report.

What strategies were used to manage the Fund during the reporting period, and how did this affect performance?

Our investment strategy is both bottom-up and fundamentally driven. Security selection incorporates elements of both fixed-income and equity analysis. We utilize NWQ’s equity research team to identify companies that seem to offer a measure of downside protection, an attractive valuation and an improving outlook. We also use option-adjusted spread analysis and review a potential investment’s total return characteristics versus a set of market scenarios, such as higher/lower rates or wider/tighter spreads. We believe this forward looking approach helps us to avoid sectors and companies that have deteriorating fundamentals.

Once a company has been identified with suitable investment characteristics, we then engage in the work of trying to decide the best investment choices. While we primarily make investments in preferred securities, we also have the latitude to invest in other types

6	Nuveen Investments

of income securities such as senior debt and equities. We look at the specific characteristics of the fixed-income securities available for investment and evaluate the effect on the Fund of holding such an investment. These characteristics might include price, yield, issuer, location in the capital structure, rating, liquidity premium/discount and any other potential issues that can affect the value of the position. Additionally, because the preferred market is very concentrated both by issuer and industry, we pay particular attention to the diversification of the Fund.

During the reporting period, our equity sector holdings were the Fund’s poorest performing sector. All other sectors contributed positively to performance. In particular, our banking, insurance and real estate investment trusts (REITs) holdings contributed positively to performance. On an individual basis, some of our top performing securities for the period were AXA SA 6.379% Perpetual Preferred Stock, Ashford Hospitality Trust 9.000% Series E Cumulative Perpetual Preferred Stock and Redwood Trust Inc. Common Stock.

AXA SA is an insurance company domiciled in France. The company offers life and property & casualty insurance, reinsurance, savings and pension products and asset management services. The company operates in the U.S., Europe and Asia. Ashford Hospitality Trust is a self-advised REIT focusing on the lodging industry. The company owns several hotel properties in primary, secondary and resort markets throughout the United States. Redwood Trust, Inc. is another REIT, which specializes in owning, financing and credit enhancing high quality jumbo residential mortgages loans. The trust also finances United States real estate through its mortgage-backed securities and commercial loans portfolios. All three holdings benefited from positive market sentiment in financial names driven by the Fed’s ongoing stimulus programs.

Several positions detracted from performance including Genworth Financial, Inc. The company offers products that include life insurance, long-term care insurance and mortgage guarantee insurance coverage on residential mortgage loans. Genworth Financial is active in the United States, Canada, Australia, New Zealand, Mexico and multiple European countries. The stock suffered when a long anticipated restructuring plan offered by the CEO was retracted. We sold our position in the stock shortly thereafter. Also detracting from performance was MetLife, Inc. The company’s products include life insurance, annuities, automobile and homeowners insurance, retail banking and other financial services to individuals as well as group insurance. MetLife’s stock was weak due to its inability to shed its bank holding company status and thus free up capital for more productive uses. Lastly, Talisman Energy, Inc. detracted from performance. The company is an independent oil and gas producer with operations in North America, the North Sea and Indonesia. Talisman is also conducting exploration in Southeast Asia, Algeria, Qatar, Colombia and Trinidad. The company’s stock was hard hit due to generalized weakness in the energy sector as well as a setback in the management of their North Sea productive assets.

The Fund also wrote covered call options on individual stocks in an effort to enhance return while foregoing some upside potential. Overall, these covered calls made a modest positive contribution to performance in the period. The Fund no longer holds these positions.

Nuveen Investments	7

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt and fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Preferred securities are subordinate to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk and adverse economic developments. Concentration in the financial services sector may involve greater exposure to adverse economic or regulatory occurrences. Equity investments such as those held by the Fund, are subject to market risk, common stock risk, covered call risk, short sale risk and derivatives risk.

8	Nuveen Investments

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for the Fund is shown on the following two pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between the Fund and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Fund’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Fund’s Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Fund’s total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Fund’s most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	9

Fund Performance and Expense Ratios (continued)

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of September 30, 2012

	Average Annual

	1-Year	Since Inception*
Class A Shares at NAV	19.24%	14.23%
Class A Shares at maximum Offering Price	13.58%	12.27%
BofA Merrill Lynch Preferred Stock Fixed Rate Index**	15.01%	11.54%
Lipper Flexible Income Funds Classification Average**	15.60%	10.58%

Class C Shares	18.32%	13.38%
Class I Shares	19.53%	14.51%

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	2.82%	1.02%
Class C Shares	3.57%	1.77%
Class I Shares	2.57%	0.77%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through January 31, 2014, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% (1.25% after January 31, 2014) of the average daily net assets of any class of Fund shares. The expense limitation expiring January 31, 2014, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns are from 12/9/09.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

10	Nuveen Investments

Growth of an Assumed $10,000 Investment as of September 30, 2012 – Class A Shares

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	11

Yields as of September 30, 2012

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of the Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

	Dividend Yield	SEC 30-Day Yield
Class A Shares[1]	5.15%	4.28%
Class C Shares	4.69%	3.73%
Class I Shares	5.65%	4.75%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

12	Nuveen Investments

Holding Summaries as of September 30, 2012

This data relates to the securities held in the Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Portfolio Allocation1

Portfolio Composition[1]
Real Estate Investment Trust	26.9%
Insurance	23.0%
Commercial Banks	18.6%
Diversified Financial Services	11.5%
Multi-Utilities	5.6%
Consumer Finance	5.1%
Other[3]	9.3%

1	As a percentage of net assets as of September 30, 2012. Holdings are subject to change.

2	Other assets less liabilities.

3	Includes other assets less liabilities and all industries less than 5.1% of net assets.

Nuveen Investments	13

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (4/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/12)	$1,065.20	$1,061.40	$1,066.40	$1,020.15	$1,016.40	$1,021.40
Expenses Incurred During Period	$5.01	$8.86	$3.72	$4.90	$8.67	$3.64

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .97%, 1.72% and .72% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

14	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Nuveen Investment Trust V – Nuveen NWQ Flexible Income Fund

(formerly known as Nuveen Investment Trust V – Nuveen NWQ Preferred Securities Fund)

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen NWQ Flexible Income Fund (the “Fund”), as of September 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen NWQ Flexible Income Fund at September 30, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

November 26, 2012

Nuveen Investments	15

Portfolio of Investments

Nuveen NWQ Flexible Income Fund

(formerly known as Nuveen NWQ Preferred Securities Fund)

September 30, 2012

Shares	Description (1)			Value

	COMMON STOCKS – 5.6%

	Automobiles – 1.0%

1,000	General Motors Company, (2)			$22,750
	Communications Equipment – 1.2%

1,400	Cisco Systems, Inc.			26,726
	Diversified Financial Services – 1.3%

900	Citigroup Inc.			29,448
	Oil, Gas & Consumable Fuels – 0.6%

400	Canadian Natural Resources Limited			12,316
	Real Estate Investment Trust – 1.5%

1,350	Annaly Capital Management Inc.			22,734

800	Redwood Trust Inc.			11,568
	Total Real Estate Investment Trust			34,302
	Total Common Stocks (cost $127,394)			125,542

Shares	Description (1)	Coupon	Ratings (3)	Value
	CONVERTIBLE PREFERRED SECURITIES – 1.1%

	Real Estate Investment Trust – 1.1%

1,000	CommonWealth REIT, Convertible	6.500%	Baa3	$23,490
	Total Convertible Preferred Securities (cost $21,006)			23,490

Shares	Description (1)	Coupon	Ratings (3)	Value
	$25 PAR (OR SIMILAR) PREFERRED SECURITIES – 84.6%

	Capital Markets – 2.9%

900	Allied Capital Corporation	6.875%	BBB	$22,500

200	Gladstone Investment Corporation	7.125%	N/R	5,032

500	Hercules Technology Growth Capital Incorporated	7.000%	N/A	12,550

400	Hercules Technology Growth Capital Incorporated	7.000%	N/A	10,148

300	Medley Capital Corporation	7.125%	N/A	7,830

300	Triangle Capital Corporation	7.000%	N/R	7,920
	Total Capital Markets			65,980
	Commercial Banks – 18.6%

900	Associated Banc-Corp.	8.000%	BB+	25,272

1,800	BB&T Corporation	5.625%	BBB	46,026

1,000	First Naigara Finance Group	8.625%	BB+	29,250

800	First Republic Bank of San Francisco, (4)	6.200%	BBB	20,875

400	GMAC LLC	7.300%	BB–	9,772

1,200	HSBC Holdings PLC	8.000%	A–	33,900

2,000	PNC Financial Services	6.125%	BBB	54,940

1,000	Popular Inc., (4)	8.250%	B2	23,219

500	TCF Financial Corporation, (2)	7.500%	BB–	13,320

2,000	U.S. Bancorp.	6.500%	A3	58,200

3,000	Zions Bancorporation	9.500%	BB	78,510

880	Zions Bancorporation	7.900%	BB	24,455
	Total Commercial Banks			417,739

16	Nuveen Investments

Shares	Description (1)	Coupon	Ratings (3)	Value

	Consumer Finance – 5.1%

1,500	GMAC LLC	7.250%	BB–	$37,050

3,100	HSBC Finance Corporation	6.360%	A	77,779
	Total Consumer Finance			114,829
	Diversified Financial Services – 10.2%

900	Bank of America Corporation	8.200%	BB+	23,391

22	Bank of America Corporation	7.250%	BB+	23,980

2,000	Citigroup Inc.	8.500%	BB	52,200

100,000	General Electric Capital Corporation, (4)	6.250%	AA–	105,552

1,000	Merrill Lynch Preferred Capital Trust V	7.280%	BB+	25,100
	Total Diversified Financial Services			230,223
	Electric Utilities – 0.6%

500	SCE Trust I	5.625%	BBB+	13,040
	Insurance – 16.2%

1,660	American Financial Group	7.000%	BBB+	45,584

24,000	American International Group, Inc., (4)	8.175%	BBB	29,370

800	Argo Group US Inc.	6.500%	BBB–	20,080

1,000	Aspen Insurance Holdings Limited	7.250%	BBB–	26,150

1,100	Aspen Insurance Holdings Limited	7.401%	BBB–	29,623

800	Axis Capital Holdings Limited	6.875%	BBB	21,520

2,500	Endurance Specialty Holdings Limited	7.750%	BBB–	66,250

900	Montpelier Re Holdings Limited	8.875%	BBB–	24,030

1,900	Principal Financial Group	6.518%	BBB	50,160

1,000	Prudential Financial Inc.	9.000%	BBB+	26,120

6,000	Prudential PLC, (4)	7.750%	A–	6,450

700	Reinsurance Group of America Inc.	6.200%	BBB	18,466
	Total Insurance			363,803
	Multi-Utilities – 5.6%

2,000	DTE Energy Company	6.500%	BBB–	56,040

2,500	Scana Corporation	7.700%	BBB–	70,775
	Total Multi-Utilities			126,815
	Oil, Gas & Consumable Fuels – 1.1%

1,000	Magnum Hunter Resources Corporation	10.250%	BB–	25,620
	Real Estate Investment Trust – 24.3%

700	AG Mortgage Investment Trust	8.000%	N/A	17,472

900	Annaly Capital Management	7.625%	N/A	23,166

700	Apartment Investment & Management Company	7.000%	N/A	18,627

500	Apollo Commercial Real Estate Finance	8.625%	N/A	12,800

900	Apollo Residential Mortgage Inc.	8.000%	N/A	22,572

2,250	Ashford Hospitality Trust Inc.	9.000%	N/A	60,458

400	Cedar Shopping Centers Inc., Series A, (2)	7.250%	N/A	9,700

800	Chesapeake Lodging Trust	7.750%	N/A	20,728

500	CYS Invsetments Inc.	7.750%	N/A	12,535

900	DDR Corporation	6.500%	Ba1	22,392

558	Developers Diversified Realty Corporation	7.375%	Ba1	14,056

2,600	Dupont Fabros Technology	7.875%	Ba2	69,862

300	Dynex Capital Inc.	8.500%	N/A	7,815

Nuveen Investments	17

Portfolio of Investments

Nuveen NWQ Flexible Income Fund (continued)

September 30, 2012

Shares	Description (1)	Coupon		Ratings (3)	Value

	Real Estate Investment Trust (continued)

1,100	Hatteras Financial Corporation	7.625%		N/A	$27,599

600	Inland Real Estate Corporation	8.125%		N/R	15,882

1,000	Invesco Mortgage Capital Inc.	7.750%		N/A	25,010

1,500	Kimco Realty Corporation, Series G	7.750%		Baa2	38,145

900	Northstar Realty Finance Corporation	8.250%		N/R	21,132

1,500	Senior Housing Properties Trust	5.625%		BBB–	37,005

600	Strategic Hotel Capital Inc., Series B	8.250%		N/R	14,994

600	Strategic Hotel Capital Inc., Series C	8.250%		N/R	15,060

875	Winthrop Realty Trust Inc.	9.250%		N/R	23,371

600	Winthrop Realty Trust Inc., (4)	7.750%		N/A	15,360
	Total Real Estate Investment Trust				545,741
	Total $25 Par (or similar) Preferred Securities (cost $1,774,269)				1,903,790

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CAPITAL PREFERRED SECURITIES – 6.0%

	Insurance – 6.0%

$100	AXA SA, 144A	6.379%	12/14/66	Baa1	$90,000

25	Liberty Mutual Group, 144A	7.800%	3/15/37	Baa3	27,125

18	Symetra Financial Corporation, 144A	8.300%	10/15/37	BBB–	18,540
$143	Total Capital Preferred Securities (cost $123,246)				135,665

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 1.6%

	Insurance – 0.8%

$15	Hartford Life Inc.	7.650%	6/15/27	BBB–	$18,158
	Media – 0.8%

18	RR Donnelley & Son Company	8.250%	3/15/19	BB	18,270
$33	Total Corporate Bonds (cost $35,104)				36,428
	Total Investments (cost $2,081,019) – 98.9%				2,224,915
	Other Assets Less Liabilities – 1.1%				24,649
	Net Assets – 100%				$2,249,564
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	For fair value measurement disclosure purposes, $25 Par (or similar) Preferred Securities categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

N/A	Not available.

N/R	Not rated.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

18	Nuveen Investments

Statement of Assets and Liabilities

September 30, 2012

Assets
Investments, at value (cost $2,081,019)	$2,224,915
Cash	39,898
Receivables:
Dividends	12,040
From Adviser	3,644
Interest	4,743
Investments sold	12,525
Shares sold	10,000
Other assets	201
Total assets	2,307,966
Liabilities
Payable for dividends	9,984
Accrued expenses:
Trustees fees	13
12b-1 distribution and service fees	573
Other	47,832
Total liabilities	58,402
Net assets	$2,249,564
Class A Shares
Net assets	$560,201
Shares outstanding	25,000
Net asset value per share	$22.41
Offering price per share (net asset value per share plus maximum sales charge of 4.75% of offering price)	$23.53
Class C Shares
Net assets	$559,185
Shares outstanding	25,000
Net asset value and offering price per share	$22.37
Class I Shares
Net assets	$1,130,178
Shares outstanding	50,411
Net asset value and offering price per share	$22.42
Net assets consist of:
Capital paid-in	$2,006,497
Undistributed (Over-distribution of) net investment income	3,460
Accumulated net realized gain (loss)	95,711
Net unrealized appreciation (depreciation)	143,896
Net assets	$2,249,564
Authorized shares	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

Nuveen Investments	19

Statement of Operations

Year Ended September 30, 2012

Dividend and Interest Income (net of foreign tax withheld of $266)	$141,819
Expenses
Management fees	15,578
12b-1 service fees – Class A	1,346
12b-1 distribution and service fees – Class C	5,374
12b-1 distribution and service fees – Class R3(1)	1,770
Shareholder servicing agent fees and expenses	370
Custodian’s fees and expenses	9,751
Trustees fees and expenses	228
Professional fees	40,094
Shareholder reporting expenses	23,112
Other expenses	2,693
Total expenses before custodian fee credit and expense reimbursement	100,316
Custodian fee credit	(55)
Expense reimbursement	(76,263)
Net expenses	23,998
Net investment income (loss)	117,821
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	108,170
Call options written	11,917
Change in net unrealized appreciation (depreciation) of:
Investments	135,898
Call options written	(615)
Net realized and unrealized gain (loss)	255,370
Net increase (decrease) in net assets from operations	$373,191
(1) –	After the close of business on May 30, 2012, the Fund liquidated all of its Class R3 Shares.

See accompanying notes to financial statements.

20	Nuveen Investments

Statement of Changes in Net Assets

	Year Ended 9/30/12	Year Ended 9/30/11
Operations
Net investment income (loss)	$117,821	$118,184
Net realized gain (loss) from:
Investments	108,170	100,928
Call options written	11,917	15,963
Change in net unrealized appreciation (depreciation) of:
Investments	135,898	(150,409)
Call options written	(615)	(3,392)
Net increase (decrease) in net assets from operations	373,191	81,274
Distributions to Shareholders
From net investment income:
Class A	(30,300)	(35,675)
Class C	(26,200)	(31,475)
Class R3(1)	(19,222)	(34,325)
Class I	(42,283)	(37,162)
From accumulated net realized gains:
Class A	(34,250)	(19,750)
Class C	(34,250)	(19,750)
Class R3(1)	(34,250)	(19,750)
Class I	(34,250)	(19,750)
Decrease in net assets from distributions to shareholders	(255,005)	(217,637)
Fund Share Transactions
Proceeds from sale of shares	539,500	—
	539,500	—
Cost of shares redeemed	(529,500)	—
Net increase (decrease) in net assets from Fund share transactions	10,000	—
Net increase (decrease) in net assets	128,186	(136,363)
Net assets at the beginning of period	2,121,378	2,257,741
Net assets at the end of period	$2,249,564	$2,121,378
Undistributed (Over-distribution of) net investment income at the end of period	$3,460	$3,034
(1) –	After the close of business on May 30, 2012, the Fund liquidated all of its Class R3 Shares.

See accompanying notes to financial statements.

Nuveen Investments	21

Financial Highlights

Selected data for a share outstanding throughout the period:

Class (Commencement Date)
		Investment Operations			Less Distributions

Year Ended September 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (12/09)
2012	$21.22	$1.21	$2.56	$3.77	$(1.21)	$(1.37)	$(2.58)	$22.41
2011	22.59	1.22	(.37)	.85	(1.43)	(.79)	(2.22)	21.22
2010(f)	20.00	1.07	2.38	3.45	(.86)	—	(.86)	22.59
Class C (12/09)
2012	21.19	1.05	2.55	3.60	(1.05)	(1.37)	(2.42)	22.37
2011	22.55	1.06	(.37)	.69	(1.26)	(.79)	(2.05)	21.19
2010(f)	20.00	.94	2.37	3.31	(.76)	—	(.76)	22.55
Class I (12/09)
2012	21.23	1.28	2.55	3.83	(1.27)	(1.37)	(2.64)	22.42
2011	22.60	1.28	(.37)	.91	(1.49)	(.79)	(2.28)	21.23
2010(f)	20.00	1.12	2.37	3.49	(.89)	—	(.89)	22.60

22	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement(d)				Ratios to Average Net Assets After Reimbursement(d)(e)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

19.24%	$560	4.52%		2.07%		.97%		5.62%		85%
3.78	531	2.78		3.70		.98		5.51		76
17.46	565	3.61	*	3.55	*	.99	*	6.17	*	53

18.32	559	5.27		1.32		1.72		4.87		85
3.05	530	3.53		2.95		1.73		4.76		76
16.74	564	4.36	*	2.80	*	1.74	*	5.41	*	53

19.53	1,130	3.59		3.08		.72		5.94		85
4.05	531	2.53		3.95		.73		5.76		76
17.68	565	3.36	*	3.80	*	.74	*	6.42	*	53

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	After expense reimbursement from the Adviser, where applicable.
(f)	For the period December 9, 2009 (commencement of operations) through September 30, 2010.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	23

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust V (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen NWQ Flexible Income Fund (formerly known as Nuveen NWQ Preferred Securities Fund) (the “Fund”), among others. The Trust was organized as a Massachusetts business trust on September 27, 2006.

The Fund seeks to provide current income and capital appreciation. Under normal market conditions and during the period October 1, 2011 through March 11, 2012, the Fund invested at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in preferred securities. Preferred securities generally pay fixed or adjustable rate distributions to investors and have preference over common stock in the payment of distributions and the liquidation of a company’s assets, but are junior to most other forms of the company’s debt, including both senior and subordinated debt. The Fund invested at least 25% of its assets in the preferred securities of companies principally engaged in financial services. The Fund sought to meet its investment objective by investing primarily in preferred securities, but also had the ability to invest up to 20% of its net assets in non-preferred securities, including common stock, convertible debt securities, corporate debt securities, mortgage-backed securities and U.S. Government and agency debt securities. The Fund also wrote covered call options on securities in which the Fund held a long position. The Fund had the ability to invest up to 50% of its net assets in below investment-grade securities, commonly referred to as “high yield” or “junk bonds.” Although the Fund invested primarily in securities issued by U.S. companies, it had the ability to invest up to 40% of its net assets in dollar-denominated securities issued by non-U.S. companies.

Effective March 12, 2012, under normal market conditions, the Fund invests at least 80% of its net assets in income producing securities. The Fund invests at least 65% of its net assets in preferred and debt securities. Debt securities in which the Fund invests include corporate debt securities, mortgage-backed securities, taxable municipal securities and U.S. Government and agency debt securities. Preferred securities generally pay fixed or adjustable rate distributions to investors and have preference over common stock in the payment of distributions and the liquidation of a company’s assets, but are junior to most other forms of the company’s debt, including both senior and subordinated debt. The Fund intends to invest at least 25% of its assets in securities of companies principally engaged in financial services. The Fund may invest without limit in below-investment-grade securities, commonly referred to as “high yield” or “junk bonds.” The Fund may invest up to 35% of its net assets in equity securities other than preferred securities, including common stocks, convertible securities, depositary receipts and other types of securities with equity characteristics. The Fund may write covered call options on equity securities to generate additional income. In addition, to manage market risk and credit risk in its portfolio, the Fund may make short sales of equity securities and may enter into credit default swap agreements. The Fund’s short sales may equal up to 10% of the value of the Fund’s net assets. The Fund may invest up to 50% of its net assets in dollar-denominated securities issued by non-U.S. companies.

Effective May 25, 2012, Class R3 shares of the Fund were closed to all new investments. After the close of business on May 30, 2012, the Fund liquidated all shareholder accounts invested in Class R3 shares and distributed the proceeds of the liquidation.

The Fund’s most recent prospectus provides further description of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by a pricing service approved by the Fund’s Board of Trustees. These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by Nuveen Fund Advisors, Inc., (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

24	Nuveen Investments

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to earmark securities in the Fund’s portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At September 30, 2012, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

The Fund declares dividends from its net investment income daily and pays shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Fund’s transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed

Nuveen Investments	25

Notes to Financial Statements (continued)

within twelve months of purchase. Class R3 Shares were sold without an up-front sales charge but incurred a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Options Transactions

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to write (sell) call options, in an attempt to manage such risk. When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Call options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of call options written” on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from call options written“ on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the fiscal year ended September 30, 2012, the Fund wrote covered call options on individual stocks held in its portfolio to enhance returns while foregoing some upside potential. The average notional amount of call options written during the fiscal year ended September 30, 2012, was as follows:

Average notional amount of call options written*	$(64,520)
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities and Footnote 5 – Investment Transactions for further details on options activity.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose the Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Zero Coupon Securities

The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

26	Nuveen Investments

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$125,542	$—	$—	$125,542
Convertible Preferred Securities	23,490	—	—	23,490
$25 Par (or similar) Preferred Securities	1,702,964	200,826	—	1,903,790
Capital Preferred Securities	—	135,665	—	135,665
Corporate Bonds	—	36,428	—	36,428
Total	$1,851,996	$372,919	$—	$2,224,915
*	Refer to the Fund’s Portfolio of Investments for industry classifications and breakdown of $25 Par (or similar) Preferred Securities classified as Level 2.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any

Nuveen Investments	27

Notes to Financial Statements (continued)

transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during the reporting period, refer to the Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended September 30, 2012, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Call Options Written
Risk Exposure
Equity Price	$11,917

Change in Net Unrealized Appreciation (Depreciation) of Call Options Written
Risk Exposure
Equity Price	$(615)

4. Fund Shares

Transactions in Fund shares were as follows:

	Year Ended 9/30/12		Year Ended 9/30/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	—	$—
Class C	—	—	—	—
Class R3(1)	—	—	—	—
Class I	25,411	539,500	—	—
	25,411	539,500	—	—
Shares redeemed:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3(1)	(25,000)	(529,500)	—	—
Class I	—	—	—	—
	(25,000)	(529,500)	—	—
Net increase (decrease)	411	$10,000	—	$—

(1)	– After the close of business on May 30, 2012, the Fund liquidated all of its Class R3 Shares.

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended September 30, 2012, aggregated $1,816,714 and $1,806,064, respectively.

Transactions in call options written during the fiscal year ended September 30, 2012, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	11	$2,439
Options written	171	29,401
Options terminated in closing purchase transactions	(170)	(30,580)
Options exercised	(12)	(1,260)
Options outstanding, end of period	—	$—

28	Nuveen Investments

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Fund.

At September 30, 2012, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$2,091,970
Gross unrealized:
Appreciation	$154,194
Depreciation	(21,249)
Net unrealized appreciation (depreciation) of investments	$132,945

Permanent differences, primarily due to complex securities tax character adjustments, federal taxes paid, bond premium amortization adjustments and distribution character reclassifications, resulted in reclassifications among the Fund’s components of net assets at September 30, 2012, the Fund’s tax year end, as follows:

Capital paid in	$(334)
Undistributed (Over-distribution of) net investment income	610
Accumulated net realized gain (loss)	(276)

The tax components of undistributed net ordinary income and net long-term capital gains at September 30, 2012, the Fund’s tax year end, were as follows:

Undistributed net ordinary income*	$47,541
Undistributed net long-term capital gains	72,565
*	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared during the period September 1, 2012 through September 30, 2012 and paid on October 1, 2012. Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax years ended September 30, 2012 and September 30, 2011, was designated for purposes of the dividends paid deduction as follows:

2012
Distributions from net ordinary income*	$197,783
Distributions from net long-term capital gains**	57,000

2011
Distributions from net ordinary income*	$218,845
Distributions from net long-term capital gains	930
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
**	The Fund designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gains to zero for the tax year ended September 30, 2012.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Act also contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

During the Fund’s tax year ended September 30, 2012, there were no post-enactment capital losses generated.

Nuveen Investments	29

Notes to Financial Statements (continued)

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.5500%
For the next $125 million	.5375
For the next $250 million	.5250
For the next $500 million	.5125
For the next $1 billion	.5000
For net assets over $2 billion	.4750

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of September 30, 2012, the complex-level fee rate for the Fund was .1695%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the Fund’s overall strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with NWQ Investment Management Company, LLC (“NWQ”), an affiliate of Nuveen, under which NWQ manages the investment portfolio of the Fund. NWQ is compensated for its services to the Fund from the management fees paid to the Adviser.

The Adviser has agreed to waive fees and/or reimburse expenses, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed .75% through January 31, 2014 (1.25% after January 31, 2014), of the average daily net assets of any class of Fund shares. The Adviser may voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended September 30, 2012, Nuveen Securities, LLC, a wholly-owned subsidiary of Nuveen retained all 12b-1 fees.

At September 30, 2012, Nuveen owned shares of the Fund as follows:

Class A	25,000
Class C	25,000
Class I	49,965

30	Nuveen Investments

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In December 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-11 (“ASU No. 2011-11”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

Nuveen Investments	31

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	216
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	216
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at George Washington University.	216
David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	216
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	216
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	216
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	216

32	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Virginia L. Stringer 8/16/44 333 West Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	216
Terence J. Toth 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008); Mather Foundation Board (since 2012) and a member of its investment committee; formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	216

Interested Trustee:
John P. Amboian (2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	216
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	216
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011) previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	216

Nuveen Investments	33

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	216
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	216
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	216
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc; Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	216
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	216
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	216
Kathleen L. Prudhomme 3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	216

34	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jeffery M. Wilson 3/13/56 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	99

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	35

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (the”Board” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreement or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Advisor and NWQ Investment Management Company, LLC (the “Sub-Advisor”) (the Investment Management Agreement and the Sub-Advisory Agreement are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 21-23, 2012 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Fund for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Fund, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Fund, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 18-19, 2012, to review the Fund’s investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and reports on compliance, regulatory matters and risk management. The Board also meets with key investment personnel managing the Fund’s portfolio during the year. In October 2011, the Board also created two new standing committees (the Open-end Fund Committee and the Closed-end Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive issues and business practices of open-end and closed-end funds.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members made a site visit to the Sub-Advisor in February 2011. Further, an ad hoc committee of the Board visited the then-current transfer agents of the Nuveen funds in 2011 and the audit committee of the Board visited the various pricing agents for the Nuveen funds in January 2012.

The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at the meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to the Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the

36	Nuveen Investments

Advisor to provide high quality service to the Fund, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Fund and the Sub-Advisor generally provides the portfolio investment management services to the Fund. In reviewing the portfolio management services provided to the Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Fund’s compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Fund, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management. In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the open-end fund product line. These initiatives included efforts to eliminate product overlap through mergers or liquidations; commencement of various new funds; elimination of insurance mandates for various funds; updates in investment policies or guidelines for several funds; and reductions in management fees and expense caps for certain funds.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each Advisory Agreement were satisfactory.

B. The Investment Performance of the Fund and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund over various time periods. The Board reviewed, among other things, the Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data compiled by Nuveen that was provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks).

The Board reviewed reports, including a comprehensive analysis of the Fund’s performance and the applicable investment team. In this regard, the Board reviewed the Fund’s total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter and one-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period. In addition, although the performance below reflects the performance results for the time periods ending as of the most recent calendar year end (unless otherwise indicated), the Board also recognized that selecting a different ending time period may derive different results. Furthermore, while the Board is cognizant of the relevant performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and recognized that the objectives, investment parameters and guidelines of peers and/or benchmarks may differ to some extent, thereby resulting in differences in performance results. Nevertheless, with respect to any Nuveen funds that the Board considers to have underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

In considering the results of the comparisons for the Fund, the Independent Board Members noted that the Fund was relatively new with a shorter performance history available, thereby limiting the ability to make a meaningful assessment of performance. However, the Independent Board Members noted that the Fund performed in the first quartile for the one-year period. Based on their review, the Independent Board Members determined that the Fund’s investment performance had been satisfactory.

Nuveen Investments	37

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the overwhelming majority of the Nuveen funds were at, close to or below their Peer Group or Peer Universe (if no separate Peer Group) average based on the net total expense ratio.

The Independent Board Members noted that the Fund had net management fees and a net expense ratio (including fee waivers and expense reimbursements, if any) below its peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to it.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and range of fees offered by the Advisor to other clients, including separately managed accounts (both retail and institutional accounts), collective trusts, foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds, funds of other sponsors (if any), and other clients (such as retail and/or institutional managed accounts).

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2011. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel in compliance, risk management, and product development as well as its ability to allocate resources to various areas of

38	Nuveen Investments

the Advisor as the need arises. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Advisor, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc., the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Fund’s principal underwriter, an affiliate of the Advisor, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Independent Board Members recognized that the Advisor has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from such soft dollar arrangements. In addition, the Independent Board Members considered that the Sub-Advisor may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund’s portfolio transactions. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by a Fund Adviser may also benefit the Fund and shareholders to the extent the research enhances the ability of the Fund Adviser to manage the Fund. The Independent Board Members noted that the Fund Advisers’ profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Nuveen Investments	39

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

40	Nuveen Investments

Notes

Nuveen Investments	41

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

BofA Merrill Lynch Preferred Stock Fixed Rate Index: An index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment grade (based on an average of Moody’s, S&P, and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P, and Fitch foreign currency long-term sovereign debt ratings). In addition, qualifying securities must be issued as public securities or through a 144a filing, must be issued in $25, $50, or $100 par/liquidation preference increments, must have a fixed coupon or distribution schedule, and must have a minimum amount outstanding of $100 million. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Flexible Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Income Funds category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

42	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

NWQ Investment Management Company, LLC

2049 Century Park East

Los Angeles, CA 90097

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered

Public Accounting Firm

Ernst & Young LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Distribution Information: The Fund hereby designates its percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	% of DRD	% of QDI
Nuveen NWQ Flexible Income Fund	20.39%	23.97%

Additionally, the Fund hereby designates 6.44% (or the maximum amount eligible) of ordinary income distributions as Interest-Related Dividends as defined in Internal Revenue Code Section 871(k)(1)(c) and 32.48% (or the maximum amount eligible) as Short-Term Capital Gain Related Distributions under Internal Revenue Code Section 871(k)(2)(c) for the taxable year ended September 30, 2012.

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	43

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $220 billion as of September 30, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-NFI-0912P

Mutual Funds

Nuveen Commodity Strategy Funds

For investors seeking the potential for attractive total return.

Annual Report

September 30, 2012

Share Class / Ticker Symbol

Fund Name	Class A	Class C	Class I
Nuveen Gresham Diversified Commodity Strategy Fund	NGVAX	NGVCX	NGVIX
Nuveen Gresham Long/Short Commodity Strategy Fund	NGSAX	NGSCX	NGSIX

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OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

Investors have many reasons to remain cautious. The challenges in the Euro area continue to cast a shadow over global economies and financial markets. The political support for addressing fiscal issues is eroding as the economic and social impacts become more visible. Despite strong action by the European Central Bank, member nations appear unwilling to surrender sufficient sovereignty to unify the Euro area financial system or strengthen its banks. The gains made in reducing deficits, and the hard-won progress on winning popular acceptance of the need for economic austerity, are at risk. To their credit, European political leaders press on to find compromise solutions, but there is increasing concern that time is running out.

In the U.S., the extended period of increasing corporate earnings that enabled the equity markets to withstand the downward pressures coming from weakening job creation and slower economic growth appears to be coming to an end. The Fed remains committed to low interest rates and announced a third phase of quantitative easing (QE3) scheduled to continue until mid-2015. The recent election results have removed a major element of uncertainty in the U.S. political picture, but it remains to be seen whether the outcome will reduce the highly partisan atmosphere in Congress and enable progress on the many pressing fiscal and budgetary issues that must be resolved in the coming months.

During the last twelve months, U.S. investors have experienced a solid recovery in the domestic equity markets with increasing volatility as the ‘fiscal cliff’ approaches. The experienced investment teams at Nuveen keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long-term goals for investors. Experienced professionals pursue investments that will weather short-term volatility and at the same time, seek opportunities that are created by markets that overreact to negative developments. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

November 21, 2012

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

These Funds are managed by Nuveen Fund Advisors, Inc. (NFA) a wholly-owned subsidiary of Nuveen Investments. The Funds’ sub-advisors are Gresham Investment Management LLC, acting through its Near Term Active division (Gresham), and Nuveen Asset Management, LLC (Nuveen Asset Management), each of which is an affiliate of Nuveen Investments. Randy Migdal and Susan Wager from Gresham manage the Funds’ commodity investments and Douglas M. Baker, CFA, from Nuveen Asset Management manages the Funds’ fixed income investments.

Here the managers discuss the U.S. general economic and market conditions, investment strategies and the performance of the Funds for the abbreviated reporting period from the Funds’ commencement of operations on July 30, 2012 through September 30, 2012.

What factors affected the U.S. economic and commodity market environments during the reporting period from July 30, 2012 through September 30, 2012?

The U.S. and global economies continued their slow growth during the reporting period. The domestic economy expanded at just 2.0% in the third quarter of 2012. The International Monetary Fund has estimated growth in the global economy for the full year 2012 at just 3.3%, down from 3.8% in 2011, reflecting 1.3% growth expected for the advanced economies and 5.3% growth in the emerging market and developing economies.

Industrial production was sluggish as well. In the United States, manufacturing output continued to expand, but did so only marginally in September 2012, the weakest since September 2009, as measured by the Markit U.S. Manufacturing Purchasing Managers’ Index. Global industrial production contracted in September for the fourth consecutive month, also according to Markit.

In keeping with the pace of demand, inflation was tame during the reporting period, as the Bureau of Labor Statistics reported a rise in U.S. consumer prices of just 2.0% for the year ended September 2012. However, energy prices rose 2.8% year over year, with the cost of gasoline climbing 6.8% at the consumer level, offset by a drop in natural gas of 10.7%.

In contrast with the slowdown in manufacturing, the U.S. housing sector showed considerable improvement during the first nine months of 2012, with the Census Bureau’s report of housing starts for September at an annual rate of 872,000 — a 34% gain from a year earlier. Measures of home prices made progress as well. The employment picture in the United States also improved with unemployment falling to 7.8% for September 2012, below 8.0% for the first time since January 2009. However, observers have shown concern over the falling rate of labor force participation.

Commodities markets felt the weight of the slack macroeconomic environment, but also reacted to the diverse group of factors that drive individual markets. During the reporting

Nuveen Investments	5

period, from July 30, 2012 through September 30, 2012, the Dow Jones-UBS Commodity Index, a widely followed index of the commodities markets, rose 2.0%.

Agricultural commodities were down during the reporting period, as grain prices retraced some of the gains they made earlier in the summer. Corn, soybeans and wheat soared to record prices during the summer of 2012, as the searing drought across the United States reduced crop yields. In September, farmers and analysts were better able to assess the scope of the damage, which was less severe than feared.

In the energy group, crude oil gained during the reporting period based on concerns about the adequacy of supplies to the global market, owing to rising political tensions in the Middle East. Potential cost increases helped to push up other commodities in the petroleum complex (heating oil, gasoil and Reformulated Blendstock Oxygenate Blending (RBOB) gasoline), but their prices were also boosted by product shortages from shutdowns of refineries, both planned and unplanned, in the United States and Europe. Natural gas rose during the period, as a strong recovery in September more than overcame a sharp drop in August. The August drop was a continuation of a downtrend in natural gas that began in mid-2008, caused by record levels of production in the United States from wells developed with new technologies. In September, later-than-usual warm weather, particularly in the Southwest, and an expected drop in nuclear power generation provided support for an early fall rally.

Copper and other industrial metals gained during the reporting period, after being weak for much of 2012 on poor prospects for manufacturing. Many commodities, particularly the industrial metals, gained in August and September in apparent anticipation of the announcement of a third round of quantitative easing by the U.S. Federal Reserve (Fed). Investors’ wishes were granted at the Fed’s meeting on September 13, 2012; however many commodities, including industrial metals, moved higher for just one day and by September 24, 2012 had settled back to their levels at the start of the month.

Precious metals also traded up in advance of the mid-September Fed meeting, but unlike most markets, sustained their gains through the end of the reporting period as investors sought safe havens from potential future inflation. Platinum also gained through August and September 2012, but more so as a result of ongoing strikes at large mines in South Africa.

Livestock markets were off in August and September 2012, for reasons related to the agricultural group. In June and July 2012, as the U.S. drought sent grain prices higher, the markets anticipated more expensive livestock from higher feed costs. By August and September, however, drought conditions were so severe that ranchers chose to send their herds to market early, increasing the available supply and undercutting prices.

Foods and fibers, including “soft” commodities such as cotton, sugar, coffee and cocoa, were mixed during the reporting period. Cotton gained in August, but fell back in September, as concerns grew over slowing demand from textile makers in China. Sugar dropped sharply as harvest conditions in Brazil shifted from poor to favorable, signaling possible greater supplies. Coffee fell in August, but made a partial recovery in September as consumption in Europe, a large market, was said to be falling with the weak economy and down to levels of five to six years ago. European demand is also crucial to prices of cocoa, which had weakened earlier in the year on expected lower volumes. However, prices improved as declines in chocolate makers’ purchases were smaller than feared.

6	Nuveen Investments

How did the Funds perform during the reporting period from July 30, 2012 through September 30, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Funds for the reporting period from July 30, 2012 through September 30, 2012. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of a corresponding market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

Nuveen Gresham Diversified Commodity Strategy Fund

The Fund’s Class A Shares at net asset value (NAV) for the Nuveen Gresham Diversified Commodity Strategy Fund outperformed the Dow Jones-UBS Commodity Index and its Lipper average for the reporting period from July 30, 2012 through September 30, 2012.

Gresham has developed an investment strategy intended to provide the Fund with exposure to the commodities asset class through a broad portfolio of futures contracts on physical commodities. Commodities have historically offered investors a hedge against rising inflation and diversification across economic cycles, potentially improving the efficiency of portfolios holding traditional equity and fixed income assets.

The selection and weighting of commodities for the Fund’s portfolio are calculated from historical physical production, pricing in the global markets, the volume of international trade and futures contract liquidity, with limits on portfolio concentration in individual commodities and groups. Once portfolio weights are determined, positions in individual futures contracts are actively managed by Gresham’s seasoned team of portfolio managers and traders, who seek the best opportunities from the available points on the futures contract curve for each commodity, and the most favorable timing of contract purchases and sales.

Both the weighting of individual commodities and the selection of contracts to represent those commodities contributed favorably to the Fund’s performance during the reporting period. Of the six commodities groups in the portfolio, the Fund outperformed its benchmark in four groups, including agriculture, energy, precious metals, and foods and fibers, and produced roughly equal performance in industrial metals and livestock.

In the agriculture group, prices of corn, wheat and the soybean complex (which includes soybeans, soybean meal and soybean oil) were all down during the reporting period. Therefore, the Fund’s agriculture portfolio outperformed the benchmark as a result of holding lower portfolio weights. Active management of commodities positions also added to returns.

In the energy group, the Fund’s portfolio was overweight in crude oil and refined products, but significantly underweight in natural gas. Crude and refined product prices rose during the reporting period, but management of those positions detracted from the

Nuveen Investments	7

Fund’s performance. However, a drop in natural gas prices, combined with an underweight position and favorable management of contracts, enabled the Fund to outperform in the energy segment as a whole.

The Fund’s portfolio weight in industrial metals was approximately equal to the benchmark. The Fund gained from its management of copper contracts, but lost ground in zinc, therefore earning a return for the reporting period that was roughly equal to the benchmark.

Prices of live cattle and lean hogs fell during the reporting period. The Fund’s portfolio weights in these commodities were roughly equal to the benchmark, and the results of contract management were mixed, leading to performance for the livestock group approximately equal to the benchmark.

Precious metals all rose sharply during the reporting period. The Fund held greater positions than the benchmark in all precious metals except gold, which led to its outperformance for the group.

The foods and fibers group was generally down for the reporting period, on a large drop in sugar prices, and smaller drops in cotton and coffee. In sugar, the Fund held an allocation slightly higher than the benchmark, but was able to outperform due to its active management of contract positions. Additionally, the Fund held a position in cocoa, versus none in the benchmark. As cocoa prices rose during the reporting period, the Fund’s position created a small additional return for the group.

Nuveen Gresham Long/Short Commodity Strategy Fund

The Fund’s Class A Shares at net asset value (NAV) for the Nuveen Gresham Long/Short Commodity Strategy Fund underperformed both the Dow Jones-UBS Commodity Index and its Lipper average during the reporting period from July 30, 2012 through September 30, 2012.

In managing the Fund, Gresham invests in futures contracts of major commodities through a momentum strategy, seeking to take advantage of the market dynamics of rising and falling trends in prices to provide an attractive return.

The selection and weighting of commodities for the Fund’s portfolio are calculated from historical physical production, pricing in the global markets, volume of international trade and futures contract liquidity, with limits on portfolio concentration from individual commodities and groups.

After the determination of commodities and portfolio weights, the Fund takes long positions in commodities showing rising price trends, and sells short those commodities where prices have persistently fallen, relying on the six-month moving average of a commodity’s price as a reference point to determine trends. (Long portfolio positions benefit when prices are rising, while short positions benefit when prices are falling.)

At the end of the reporting period, the Fund’s portfolio generally held long positions in the agricultural, energy, industrial metals and precious metals groups, and short positions in the livestock and foods and fibers groups. The Dow Jones-UBSCI benchmark holds only long positions.

8	Nuveen Investments

In agricultural commodities, the Fund held long positions for most of the group during the majority of the reporting period. However, the Fund’s portfolio weights were lower than those in the benchmark, and due to falling prices for grains, the Fund showed an outperformance in corn and wheat, and the group overall.

In the energy group, the Fund generally held zero (or flat) positions during August and long positions in September 2012. In West Texas Intermediate (WTI) crude oil, however, the Fund’s portfolio had a flat position during the entire reporting period. (The Fund’s investment policy does not implement short positions in the petroleum commodities complex. Instead, when price trends indicate a short position, the Fund takes a zero, or flat, position.) The Fund showed an underperformance for most energy commodities, and for the group overall, during the reporting period.

The market prices of industrial metals rose during the reporting period, particularly in September. The Fund held short positions in the group during August, and although policy called for a switch to long positions in September, it underperformed the benchmark in five out of six industrial metals positions for the reporting period as a whole.

The Fund held short positions in livestock during the reporting period, and due to a sharp drop in lean hogs prices in September, outperformed the benchmark for the group.

Precious metals prices gained sharply during the reporting period. The Fund started the period with short positions and reversed to long positions in September, but nonetheless underperformed the long-only benchmark, particularly in silver.

Prices of food and fiber commodities, particularly sugar and coffee, were off during the reporting period. The Fund’s portfolio short positioning created a significant outperformance in sugar, which offset losses in other positions and resulted in an outperformance by the Fund in the group.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. An investor should consider the following risk factors. Investments in commodity-linked derivative instruments have a high degree of price variability and are subject to rapid and substantial price change which may subject the Funds to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. Because the Funds have a significant portion of its assets concentrated in commodity-linked derivative instruments, developments affecting commodities, including political and regulatory changes, seasonal variations, weather, technology, economic and market conditions, will have a disproportionate impact on the Funds. More information on these risks, as well as information on other risks to which the Funds are subject, such as clearing broker, counterparty, credit, derivatives, frequent trading, non-U.S. investment, regulatory, subsidiary, and tax risks, are included in the Fund’s prospectus.

Short Selling Risk: As a result of short selling risk, the Nuveen Gresham Long/Short Commodity Strategy Fund bears the risk of unlimited loss on contracts it sells short.

Nuveen Investments	9

The Funds are presently exempt from regulation by the Commodity Futures Trading Commission (“CFTC”). However, the CFTC has recently adopted amendments to its rules, which, upon their compliance dates, may subject the Funds to regulation by the CFTC and impose on them additional disclosure, reporting and record keeping obligations. Compliance with these additional obligations may increase Fund expenses. Certain of the rules that would apply to the Funds if they become subject to CFTC regulation have not yet been adopted, and it is unclear what effect such rules would have on the Funds if they are adopted.

10	Nuveen Investments

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following four pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	11

Fund Performance and Expense Ratios (continued)

Nuveen Gresham Diversified Commodity Strategy Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Cumulative Total Returns as of September 30, 2012

Since Inception*
Class A Shares at NAV	3.55%
Class A Shares at maximum Offering Price	-2.40%
Dow Jones-UBS Commodity Index**	2.00%
Lipper Commodities General Funds Classification Average**	1.62%

Class C Shares	3.40%
Class I Shares	3.60%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.91%	1.35%
Class C Shares	2.66%	2.10%
Class I Shares	1.66%	1.10%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through January 31, 2015 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.10% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to its expiration only with the approval of the Board of Trustees of the Fund.

*	Returns less than one-year are cumulative and not annualized. Since inception returns are from 7/30/12.

**	Refer to the Glossary of Terms Used in the Report for definitions. Indexes and Lipper averages are not available for direct investment.

12	Nuveen Investments

Growth of an Assumed $10,000 Investment as of September 30, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	13

Fund Performance and Expense Ratios (continued)

Nuveen Gresham Long/Short Commodity Strategy Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Cumulative Total Returns as of September 30, 2012

Since Inception*
Class A Shares at NAV	-1.80%
Class A Shares at maximum Offering Price	-7.45%
Dow Jones-UBS Commodity Index**	2.00%
Lipper Commodities General Funds Classification Average**	1.62%

Class C Shares	-1.95%
Class I Shares	-1.75%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	2.11%	1.75%
Class C Shares	2.86%	2.50%
Class I Shares	1.86%	1.50%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through January 31, 2015 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.50% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to its expiration only with the approval of the Board of Trustees of the Fund.

*	Returns less than one-year are cumulative and not annualized. Since inception returns are from 7/30/12.

**	Refer to the Glossary of Terms Used in the Report for definitions. Indexes and Lipper averages are not available for direct investment.

14	Nuveen Investments

Growth of an Assumed $10,000 Investment as of September 30, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	15

Holdings Summaries as of September 30, 2012

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Gresham Diversified Commodity Strategy Fund

Commodity Group Weightings[1]
Energy	32.0%
Industrial Metals	19.2%
Agriculturals	18.4%
Precious Metals	15.9%
Foods & Fibers	8.3%
Livestock	6.2%

Nuveen Gresham Long/Short Commodity Strategy Fund

Commodity Group Weightings[2]
Energy	31.4%
Industrial Metals	20.0%
Agriculturals	19.9%
Precious Metals	14.0%
Foods & Fibers	8.3%
Livestock	6.4%

Top 10 Commodity Holdings[1]
Crude Oil	17.9%
Copper	11.0%
Gold	9.9%
Soybeans	6.7%
Corn	5.8%
Natural Gas	5.8%
Silver	4.8%
Aluminum	4.4%
Heating Oil	3.7%
Live Cattle	3.5%

Top 5 Long Commodity Holdings[2]
Copper	11.4%
Gold	10.3%
Soybeans	7.0%
Crude Oil	6.4%
Natural Gas	5.8%

Top 5 Short Commodity Holdings[2]
Live Cattle	3.6%
Sugar	3.0%
Cotton	2.1%
Coffee	1.9%
Lean Hogs	1.7%

1	Portfolio weights are shown as a percentage of the Fund’s commodity futures portfolio only. These figures do not reflect the Fund’s cash/cash equivalent collateral positions or offsetting short and long futures positions on the London Metal Exchange. Holdings are subject to change.

2	Portfolio weights are shown as a percentage of the Fund’s commodity futures portfolio only, including gross exposure of long, short, and flat allocations. These figures do not reflect the Fund’s cash/cash equivalent collateral positions or offsetting short and long futures positions on the London Metal Exchange. Holdings are subject to change.

16	Nuveen Investments

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Since the Funds expense examples below reflect only the first 63 days of the Funds’ operations they may not provide a meaningful understanding of the Funds’ ongoing expenses.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Gresham Diversified Commodity Strategy Fund

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (7/30/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/12)	$1,035.50	$1,034.00	$1,036.00	$1,006.35	$1,005.06	$1,006.78
Expenses Incurred During Period	$2.32	$3.63	$1.88	$2.29	$3.58	$1.85

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.32%, 2.07% and 1.07% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 63/365 (to reflect the 63 days in the period since commencement of operations).

Nuveen Gresham Diversified Long/Short Commodity Fund

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (7/30/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/12)	$982.00	$980.50	$982.50	$1,005.66	$1,004.37	$1,006.09
Expenses Incurred During Period	$2.94	$4.22	$2.52	$2.98	$4.27	$2.54

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.72%, 2.47% and 1.47% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 63/365 (to reflect the 63 days in the period since commencement of operations.).

Nuveen Investments	17

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust V:

In our opinion, the accompanying consolidated statements of assets and liabilities, including the portfolios of investments, and the related consolidated statements of operations, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Nuveen Gresham Diversified Commodity Strategy Fund and Nuveen Gresham Long/Short Commodity Strategy Fund (each a series of the Nuveen Investment Trust V, hereinafter referred to as the “Funds”) at September 30, 2012, the results of each of their operations for the period then ended, and the change in each of their net assets and the financial highlights for the period July 30, 2012 (commencement of operations) through September 30, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

November 28, 2012

18	Nuveen Investments

Consolidated Portfolio of Investments

Nuveen Gresham Diversified Commodity Strategy Fund

September 30, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	SHORT-TERM INVESTMENTS – 92.1%

	U.S. Government and Agency Obligations – 86.2%

$1,500	Fannie Mae Notes	0.000%	6/03/13	AA+	$1,498,674

1,500	Federal Home Loan Mortgage Corporation Notes	0.000%	1/22/13	AA+	1,499,764

1,475	U.S. Treasury Bills	0.000%	5/02/13	Aaa	1,473,692

1,780	U.S. Treasury Bills	0.000%	11/08/12	Aaa	1,779,863
6,255	Total U.S. Government and Agency Obligations				6,251,993
	Repurchase Agreements – 5.9%

427	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/12, repurchase price $427,267, collateralized by $425,000 U.S. Treasury Notes, 1.000%, due 3/31/17, value $435,900	0.010%	10/01/12	N/A	427,266
	Total Short-Term Investments (cost $6,678,685)				6,679,259
	Total Investments (cost $6,678,685) – 92.1%				6,679,259
	Other Assets Less Liabilities – 7.9% (3)				571,482
	Net Assets – 100%				$7,250,741

Investments in Derivatives at September 30, 2012

Futures Contracts outstanding:

Commodity Group	Commodity Contract	Contract Position (4)	Contract Expiration	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
Energy	Crude Oil

	ICE Brent Crude Oil Futures Contract	Long	January 2013	4	$443,720	$(15,683)

	NYMEX Crude Oil Futures Contract	Long	November 2012	4	368,760	6,920

	NYMEX Crude Oil Futures Contract	Long	January 2013	2	186,000	(6,880)

	NYMEX Crude Oil Futures Contract	Long	March 2013	3	281,280	(13,908)
	Total Crude Oil				1,279,760	(29,551)
	Gas Oil

	ICE Gas Oil Futures Contract	Long	November 2012	1	97,450	(298)
	Gasoline

	NYMEX Gasoline RBOB Futures Contract	Long	November 2012	1	122,644	14,719

	NYMEX Gasoline RBOB Futures Contract	Long	January 2013	1	114,752	(2,468)
	Total Gasoline				237,396	12,251
	Heating Oil

	NYMEX Heating Oil Futures Contract	Long	January 2013	2	262,542	(2,376)
	Natural Gas

	NYMEX Natural Gas Futures Contract	Long	January 2013	11	414,370	5,720
	Total Energy				2,291,518	(14,254)
Industrial Metals	Aluminum

	LME Aluminum High Grade Futures Contract	Long	November 2012	6	315,638	29,475

	LME Aluminum High Grade Futures Contract	Short	November 2012	(5)	(263,031)	(14,669)

	LME Aluminum High Grade Futures Contract	Long	January 2013	5	264,750	14,696
	Total Aluminum				317,357	29,502

Nuveen Investments	19

Consolidated Portfolio of Investments

Nuveen Gresham Diversified Commodity Strategy Fund (continued)

September 30, 2012

Commodity Group	Commodity Contract	Contract Position (4)	Contract Expiration	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
	Copper

	LME Copper Futures Contract	Long	October 2012	2	$410,650	$39,500

	LME Copper Futures Contract	Short	October 2012	(2)	(410,650)	(10,450)

	LME Copper Futures Contract	Long	November 2012	2	410,500	10,244

	CEC Copper High Grade Futures Contract	Long	March 2013	4	376,600	32,650
	Total Copper				787,100	71,944
	Lead

	LME Lead Futures Contract	Long	October 2012	1	56,894	9,569

	LME Lead Futures Contract	Short	October 2012	(1)	(56,894)	(644)

	LME Lead Futures Contract	Long	November 2012	1	57,056	653
	Total Lead				57,056	9,578
	Nickel

	LME Nickel Futures Contract	Long	November 2012	1	110,754	13,170

	LME Nickel Futures Contract	Short	November 2012	(1)	(110,754)	(14,454)

	LME Nickel Futures Contract	Long	January 2013	1	111,000	14,460
	Total Nickel				111,000	13,176
	Zinc

	LME Zinc Futures Contract	Long	November 2012	2	104,375	11,138

	LME Zinc Futures Contract	Short	November 2012	(2)	(104,375)	(10,800)

	LME Zinc Futures Contract	Long	January 2013	2	105,200	11,119
	Total Zinc				105,200	11,457
	Total Industrial Metals				1,377,713	135,657
Agriculturals	Corn

	CBOT Corn Futures Contract	Long	December 2012	5	189,063	(14,500)

	CBOT Corn Futures Contract	Long	March 2013	2	75,950	(5,219)

	CBOT Corn Futures Contract	Long	May 2013	4	151,300	(2,365)
	Total Corn				416,313	(22,084)
	Soybean Meal

	CBOT Soybean Meal Futures Contract	Long	December 2012	2	97,380	(1,640)
	Soybean Oil

	CBOT Soybean Oil Futures Contract	Long	January 2013	3	95,400	(7,896)
	Soybeans

	CBOT Soybean Futures Contract	Long	January 2013	6	480,825	(8,987)
	Wheat

	CBOT Wheat Futures Contract	Long	December 2012	3	135,375	(3,863)

	KCBT Wheat Futures Contract	Long	December 2012	1	46,375	2,463

	MGEX Red Spring Wheat Futures Contract	Long	December 2012	1	47,925	556
	Total Wheat				229,675	(844)
	Total Agriculturals				1,319,593	(41,451)
Precious Metals	Gold

	CEC Gold Futures Contract	Long	December 2012	4	709,560	59,710
	Platinum

	NYMEX Platinum Futures Contract	Long	January 2013	1	83,465	2,925

20	Nuveen Investments

Commodity Group	Commodity Contract	Contract Position (4)	Contract Expiration	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
	Silver

	CEC Silver Futures Contract	Long	December 2012	2	$345,770	$66,331
	Total Precious Metals				1,138,795	128,966
Foods & Fibers	Cocoa

	ICE Cocoa Futures Contract	Long	December 2012	2	50,320	1,088
	Coffee

	ICE Coffee C Futures Contract	Long	December 2012	2	130,125	4,692

	LIFFE Coffee Robusta Futures Contract	Long	November 2012	2	43,640	319
	Total Coffee				173,765	5,011
	Cotton

	ICE Cotton Futures Contract	Long	March 2013	4	143,360	(3,350)
	Sugar

	ICE Sugar Futures Contract	Long	March 2013	8	182,963	(23,565)

	ICE Sugar Futures Contract	Long	May 2013	2	45,830	(17)
	Total Sugar				228,793	(23,582)
	Total Foods & Fibers				596,238	(20,833)
Livestock	Feeder Cattle

	CME Feeder Cattle Futures Contract	Long	November 2012	1	72,175	(2,414)
	Lean Hogs

	CME Lean Hogs Futures Contract	Long	December 2012	4	118,000	1,671
	Live Cattle

	CME Live Cattle Futures Contract	Long	December 2012	5	249,400	(9,228)
	Total Livestock				439,575	(9,971)
	Total Futures Contracts outstanding				$7,163,432	$178,114

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(3)	Other Assets Less Liabilities includes the net Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives at September 30, 2012.

(4)	The Fund expects to invest only in long futures contracts. Some short futures positions arise in futures contracts traded on the London Metal Exchange (“LME”) solely as the result of closing existing long LME futures positions. For every short LME futures contract outstanding, the Fund had previously entered into a long LME futures contract. The London Clearing House is the counterparty for both the long and short position.

N/A	Not applicable.

CBOT	Chicago Board of Trade

CEC	Commodities Exchange Center

CME	Chicago Mercantile Exchange

ICE	Intercontinental Exchange

KCBT	Kansas City Board of Trade

LIFFE	London International Financial Futures Exchange

LME	London Metal Exchange

MGEX	Minneapolis Grain Exchange

NYMEX	New York Mercantile Exchange
RBOB	Reformulated Gasoline Blendstock for Oxygen Blending

See accompanying notes to financial statements.

Nuveen Investments	21

Consolidated Portfolio of Investments

Nuveen Gresham Long/Short Commodity Strategy Fund

September 30, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	SHORT-TERM INVESTMENTS – 92.8%

	U.S. Government and Agency Obligations – 86.1%

$1,500	Fannie Mae Notes	0.000%	6/03/13	AA+	$1,498,674

1,500	Federal Home Loan Mortgage Corporation Notes	0.000%	1/22/13	AA+	1,499,764

1,475	U.S. Treasury Bills	0.000%	5/02/13	Aaa	1,473,692

1,445	U.S. Treasury Bills	0.000%	11/08/12	Aaa	1,444,889
5,920	Total U.S. Government and Agency Obligations				5,917,019
	Repurchase Agreements – 6.7%

462	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/12, repurchase price $461,908, collateralized by $460,000 U.S. Treasury Notes, 1.000%, due 3/31/17, value $471,798	0.010%	10/01/12	N/A	461,907
	Total Short-Term Investments (cost $6,378,023)				6,378,926
	Total Investments (cost $6,378,023) – 92.8%				6,378,926
	Other Assets Less Liabilities – 7.2% (3)				497,167
	Net Assets – 100%				$6,876,093

Investments in Derivatives at September 30, 2012

Futures Contracts outstanding:

Commodity Group	Commodity Contract	Contract Position (4)	Contract Expiration	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
Energy	Crude Oil

	ICE Brent Crude Oil Futures Contract	Long	January 2013	4	$443,720	$13,795
	Gas Oil

	ICE Gas Oil Futures Contract	Long	December 2012	1	96,675	(1,675)
	Gasoline

	NYMEX Gasoline RBOB Futures Contract	Long	December 2012	2	234,528	(311)
	Heating Oil

	NYMEX Heating Oil Futures Contract	Long	December 2012	2	264,054	(2,587)
	Natural Gas

	NYMEX Natural Gas Futures Contract	Long	December 2012	11	397,650	58,818
	Total Energy				1,436,627	68,040
Industrial Metals	Aluminum

	LME Aluminum High Grade Futures Contract	Long	November 2012	13	683,881	19,413

	LME Aluminum High Grade Futures Contract	Short	November 2012	(13)	(683,881)	(22,500)

	LME Aluminum High Grade Futures Contract	Long	December 2012	6	317,100	(11,400)
	Total Aluminum				317,100	(14,487)
	Copper

	LME Copper Futures Contract	Long	November 2012	4	821,000	24,025

	LME Copper Futures Contract	Short	November 2012	(2)	(410,500)	(33,250)

	CEC Copper High Grade Futures Contract	Long	December 2012	4	375,800	16,288
	Total Copper				786,300	7,063
	Lead

	LME Lead Futures Contract	Long	November 2012	2	114,113	14,263

	LME Lead Futures Contract	Short	November 2012	(2)	(114,113)	(8,888)

	LME Lead Futures Contract	Long	December 2012	1	57,025	775
	Total Lead				57,025	6,150

22	Nuveen Investments

Commodity Group	Commodity Contract	Contract Position (4)	Contract Expiration	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
	Nickel

	LME Nickel Futures Contract	Long	November 2012	2	$221,508	$8,376

	LME Nickel Futures Contract	Short	November 2012	(2)	(221,508)	(15,624)

	LME Nickel Futures Contract	Long	December 2012	1	110,856	2,454
	Total Nickel				110,856	(4,794)
	Zinc

	LME Zinc Futures Contract	Long	November 2012	4	208,750	12,000

	LME Zinc Futures Contract	Short	November 2012	(4)	(208,750)	(10,513)

	LME Zinc Futures Contract	Long	December 2012	2	104,838	(425)
	Total Zinc				104,838	1,062
	Total Industrial Metals				1,376,119	(5,006)
Agriculturals	Corn

	CBOT Corn Futures Contract	Long	December 2012	10	378,125	(28,163)
	Soybean Meal

	CBOT Soybean Meal Futures Contract	Long	December 2012	2	97,380	(1,500)
	Soybean Oil

	CBOT Soybean Oil Futures Contract	Short	December 2012	(3)	(94,788)	2,538
	Soybeans

	CBOT Soybean Futures Contract	Long	November 2012	6	480,300	(18,183)
	Wheat

	CBOT Wheat Futures Contract	Long	December 2012	3	135,375	(3,825)

	KCBT Wheat Futures Contract	Long	December 2012	2	92,750	(1,050)

	MGEX Red Spring Wheat Futures Contract	Long	December 2012	2	95,850	(2,700)
	Total Wheat				323,975	(7,575)
	Total Agriculturals				1,184,992	(52,883)
Precious Metals	Gold

	CEC Gold Futures Contract	Long	December 2012	4	709,560	53,985
	Platinum

	NYMEX Platinum Futures Contract	Long	January 2013	1	83,465	7,531
	Silver

	CEC Silver Futures Contract	Long	December 2012	1	172,885	20,416
	Total Precious Metals				965,910	81,932
Foods & Fibers	Cocoa

	ICE Cocoa Futures Contract	Long	December 2012	2	50,320	3,200
	Coffee

	ICE Coffee C Futures Contract	Short	December 2012	(2)	(130,125)	1,606

	LIFFE Coffee Robusta Futures Contract	Long	January 2013	2	43,900	1,560
	Total Coffee				(86,225)	3,166
	Cotton

	ICE Cotton Futures Contract	Short	December 2012	(4)	(141,300)	900
	Sugar

	ICE Sugar Futures Contract	Short	March 2013	(9)	(205,834)	22,040
	Total Foods & Fibers				(383,039)	29,306

Nuveen Investments	23

Consolidated Portfolio of Investments

Nuveen Gresham Long/Short Commodity Strategy Fund (continued)

September 30, 2012

Commodity Group	Commodity Contract	Contract Position (4)	Contract Expiration	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
Livestock	Feeder Cattle

	CME Feeder Cattle Futures Contract	Short	November 2012	(1)	$(72,175)	$(100)
	Lean Hogs

	CME Lean Hogs Futures Contract	Short	December 2012	(4)	(118,000)	10,020
	Live Cattle

	CME Live Cattle Futures Contract	Short	December 2012	(5)	(249,400)	4,215
	Total Livestock				(439,575)	14,135
	Total Futures Contracts outstanding				$4,141,034	$135,524

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(3)	Other Assets Less Liabilities includes the net Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives at September 30, 2012.

(4)	Some short futures positions arise in futures contracts traded on the London Metal Exchange (“LME”) solely as the result of closing existing long LME futures positions. For every short LME futures contract outstanding, the Fund had previously entered into a long LME futures contract. The London Clearing House is the counterparty for both the long and short position.

N/A	Not applicable.

CBOT	Chicago Board of Trade

CEC	Commodities Exchange Center

CME	Chicago Mercantile Exchange

ICE	Intercontinental Exchange

KCBT	Kansas City Board of Trade

LIFFE	London International Financial Futures Exchange

LME	London Metal Exchange

MGEX	Minneapolis Grain Exchange

NYMEX	New York Mercantile Exchange

RBOB	Reformulated Gasoline Blendstock for Oxygen Blending

See accompanying notes to financial statements.

24	Nuveen Investments

Consolidated Statement of Assets and Liabilities

September 30, 2012

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Assets
Short-term investments, at value (cost $6,678,685 and 6,378,023, respectively)	$6,679,259	$6,378,926
Cash	20,767	22,641
Deposits with brokers	405,013	373,527
Receivables:
From Adviser	52,877	50,886
Variation margin on futures contracts	353,788	298,218
Other assets	148	—
Total assets	7,511,852	7,124,198
Liabilities
Payable for variation margin on futures contracts	175,674	162,694
Accrued expenses:
Trustees fees	71	71
12b-1 distribution and service fees	53	50
Other	85,313	85,290
Total liabilities	261,111	248,105
Net assets	$7,250,741	$6,876,093
Class A Shares
Net assets	$51,770	$49,094
Shares outstanding	2,500	2,500
Net asset value per share	$20.71	$19.64
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$21.97	$20.84
Class C Shares
Net assets	$51,703	$49,031
Shares outstanding	2,500	2,500
Net asset value and offering price per share	$20.68	$19.61
Class I Shares
Net assets	$7,147,268	$6,777,968
Shares outstanding	345,000	345,000
Net asset value and offering price per share	$20.72	$19.65
Net assets consist of:
Capital paid-in	$6,999,891	$6,852,600
Undistributed (Over-distribution of) net investment income	72,019	(112,936)
Accumulated net realized gain (loss)	143	2
Net unrealized appreciation (depreciation)	178,688	136,427
Net assets	$7,250,741	$6,876,093
Authorized shares	Unlimited	Unlimited
Par value per share	$0.01	$0.01

See accompanying notes to financial statements.

Nuveen Investments	25

Consolidated Statement of Operations

For the period July 30, 2012 (commencement of operations) through September 30, 2012

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Investment Income	$1,438	$1,083
Expenses
Management fees	11,886	13,969
12b-1 service fees – Class A	22	21
12b-1 distribution and service fees – Class C	88	85
Shareholder servicing agent fees and expenses	5,093	5,064
Custodian’s fees and expenses	15,678	15,674
Trustees fees and expenses	4,872	4,872
Professional fees	52,703	52,703
Shareholder reporting expenses	5,263	5,264
Federal and state registration fees	8,769	8,769
Other expenses	340	340
Total expenses before expense reimbursement	104,714	106,761
Expense reimbursement	(91,489)	(89,100)
Net expenses	13,225	17,661
Net investment income (loss)	(11,787)	(16,578)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(5)	1
Futures contracts	83,845	(243,757)
Change in net unrealized appreciation (depreciation) of:
Investments	574	903
Futures contracts	178,114	135,524
Net realized and unrealized gain (loss)	262,528	(107,329)
Net increase (decrease) in net assets from operations	$250,741	$(123,907)

See accompanying notes to financial statements.

26	Nuveen Investments

Consolidated Statement of Changes in Net Assets

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
	For the Period 7/30/12 (Commencement of Operations) through 9/30/12	For the Period 7/30/12 (Commencement of Operations) through 9/30/12
Operations
Net investment income (loss)	$(11,787)	$(16,578)
Net realized gain (loss) from:
Investments	(5)	1
Futures contracts	83,845	(243,757)
Change in net unrealized appreciation (depreciation) of:
Investments	574	903
Futures contracts	178,114	135,524
Net increase (decrease) in net assets from operations	250,741	(123,907)
Fund Share Transactions
Proceeds from sale of shares	7,000,000	7,000,000
Net increase (decrease) in net assets from Fund share transactions	7,000,000	7,000,000
Net increase (decrease) in net assets	7,250,741	6,876,093
Net assets at the beginning of period	—	—
Net assets at the end of period	$7,250,741	$6,876,093
Undistributed (Over-distribution of) net investment income at the end of period	$72,019	$(112,936)

See accompanying notes to financial statements.

Nuveen Investments	27

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

GRESHAM DIVERSIFIED COMMODITY STRATEGY
Year Ended September 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (7/12)
2012(f)	$20.00	$(.04)	$.75	$.71	$—	$—	$—	$20.71
Class C (7/12)
2012(f)	20.00	(.07)	.75	.68	—	—	—	20.68
Class I (7/12)
2012(f)	20.00	(.03)	.75	.72	—	—	—	20.72

28	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Reimbursement(d)				Ratios to Average Net Assets After Reimbursement(d)(e)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate(g)

3.55%	$52	8.75	%*	(8.63	)%*	1.32	%*	(1.20	)%*	0%

3.40	52	9.51	*	(9.40	)*	2.07	*	(1.95	)*	0

3.60	7,147	8.52	*	(8.40	)*	1.07	*	(.95	)*	0

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	After expense reimbursement from the Adviser, where applicable.
(f)	For the period July 30, 2012 (commencement of operations) through September 30, 2012.
(g)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term market value during the period. The Fund did not invest in any long-term securities during the reporting period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	29

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

GRESHAM LONG/SHORT COMMODITY STRATEGY
Year Ended September 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (7/12)
2012(f)	$20.00	$(.06)	$(.30)	$(.36)	$—	$—	$—	$19.64
Class C (7/12)
2012(f)	20.00	(.08)	(.31)	(.39)	—	—	—	19.61
Class I (7/12)
2012(f)	20.00	(.05)	(.30)	(.35)	—	—	—	19.65

30	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement(d)				Ratios to Average Net Assets After Reimbursement(d)(e)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate(g)

(1.80)%	$49	9.16	%*	(9.07	)%*	1.72	%*	(1.63	)%*	0%

(1.95)	49	9.90	*	(9.81	)*	2.47	*	(2.38	)*	0

(1.75)	6,778	8.91	*	(8.82	)*	1.47	*	(1.38	)*	0

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	After expense reimbursement from the Adviser, where applicable.
(f)	For the period July 30, 2012 (commencement of operations) through September 30, 2012.
(g)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term market value during the period. The Fund did not invest in any long-term securities during the reporting period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	31

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust V (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Gresham Diversified Commodity Strategy Fund (“Gresham Diversified Commodity Strategy”) and Nuveen Gresham Long/Short Commodity Strategy Fund (“Gresham Long/Short Commodity Strategy”) (each a “Fund” and collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust on September 27, 2006. The Funds commenced operations on July 30, 2012.

Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments Inc. (“Nuveen”), has selected its affiliate, Gresham Investment Management LLC, acting through its Near Term Active division (in that capacity “Gresham”), to manage each Fund’s commodity investment strategy. The Adviser has selected its affiliate, Nuveen Asset Management, LLC (“Nuveen Asset Management”), to manage each Fund’s fixed income investments.

Gresham Diversified Commodity Strategy’s investment objective is to seek attractive total return. Under normal market conditions, the Fund invests primarily in a diversified portfolio of commodity futures contracts and fixed income investments. The Fund’s investment strategy has two elements:

•

A portfolio of exchange-traded commodity futures contracts providing long-only exposure to all principal groups in the global commodity markets which is actively managed by Gresham, pursuant to its proprietary Tangible Asset Program® ( “TAP®”), a fully collateralized, long-only rules-based commodity investment strategy; and

•	A portfolio of cash equivalents, U.S. government securities and other high-quality short-term debt securities which is actively managed by Nuveen Asset Management.

Gresham Diversified Long/Short Commodity Strategy’s investment objective is to seek attractive total return. Under normal market conditions, the Fund invests primarily in a diversified portfolio of commodity futures contracts and fixed income investments. The Fund’s investment strategy has two elements:

•

A portfolio of long and/or short exchange-traded commodity futures contracts providing long and/or short exposure to all principal groups in the global commodity markets which is actively managed by Gresham, pursuant to its proprietary Long/Short Strategy, a fully collateralized, long/short rules-based commodity investment strategy; and

•	A portfolio of cash equivalents, U.S. government securities and other high-quality short-term debt securities which is actively managed by Nuveen Asset Management.

Each Fund invests in a diversified portfolio of exchange-traded commodity futures contracts with an aggregate notional value substantially equal to the Funds’ net assets. The Funds invest in futures contracts in the six principal commodity groups in the global commodities markets: energy; industrial metals; agriculture; precious metals; foods and fibers; and livestock. The Funds may also invest in commodity-linked forward contracts, notes, swap agreements and other derivative instruments that provide investment exposure to commodities.

Although the Funds may make investments in commodity-linked derivative instruments directly, Gresham Diversified Commodity Strategy and Gresham Long/Short Commodity Strategy expect to primarily gain exposure to these investments by investing in the Gresham Diversified Commodity Fund Ltd. and Gresham Long/Short Commodity Fund Ltd. (each a “Subsidiary” and collectively the “Subsidiaries”), respectively, wholly-owned subsidiaries of the Funds organized under the laws of the Cayman Islands. The Subsidiaries are advised by the Adviser and sub-advised by Gresham. Each Fund’s investment in its Subsidiary is intended to provide the Fund with exposure to commodity markets within the limits of current federal income tax laws applicable to investment companies such as the Funds, which limit the ability of investment companies to invest directly in commodity-linked derivative instruments. The Subsidiaries have the same investment objective as each of their respective Funds, but unlike the Funds, they may invest without limitation in commodity-linked derivative instruments. The Subsidiaries are otherwise subject to the same fundamental and non-fundamental investment restrictions as the Funds. Except as otherwise noted, for purposes of this report, references to the Funds’ investments may also be deemed to include the Fund’s indirect investments through its Subsidiary.

Each Fund intends to invest up to 25% of its net assets in its Subsidiary, which in turn invests in a diversified portfolio of exchange-traded commodity futures contracts. Because commodity futures contracts provide notional exposure that greatly exceeds the margin requirements for such positions, the Subsidiary will be able to use this small portion of each Fund’s net assets to gain exposure to commodity futures contracts with an aggregate notional value substantially equal to 100% of each Fund’s net assets.

Assets not invested by the Funds in the Subsidiaries or directly in commodity-linked derivative instruments are invested by Nuveen Asset Management in cash equivalents, U.S. government securities and other high-quality short-term debt securities with final terms not exceeding one year at the time of investment. The Funds’ fixed income investments consist primarily of direct and guaranteed obligations of the U.S. government and senior obligations of U.S. government agencies as well as money market securities. The

32	Nuveen Investments

Funds’ investments in cash equivalents and short-term debt securities (other than U.S. government securities) will be rated at all times at the applicable highest short-term or long-term debt or deposit rating or money market fund rating as determined by at least one nationally recognized statistical rating organization or, if unrated, judged by Nuveen Asset Management to be of comparable quality.

The Funds’ most recent prospectus provides further description of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Commodity futures traded on an exchange will be valued at the final settlement price or official closing price as determined by the principal exchange on which the instruments are traded as supplied by independent pricing services. These securities are generally classified as Level 1 for fair value measurement purposes. Over-the-counter commodity futures contracts not traded on an exchange will be valued, in order of hierarchy, by independent pricing services, price quotations obtained from counterparty broker-dealers, or through fair valuation methodologies as determined by the Adviser. These securities are generally classified as Level 2. Additionally, events may occur after the close of the market, but prior to the determination of each Fund’s net asset value, that may affect the values of each Fund’s investments. In such circumstances, the Adviser will determine a fair valuation for such investments that in its opinion is reflective of fair market value. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Prices of fixed-income securities, including, but not limited to, highly rated zero coupon fixed-income securities and U.S. Treasury bills, issued with maturities of one year or less, are provided by a pricing service approved by the Adviser. These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same for federal income tax purposes.

Investment Income

Interest income, which reflects the amortization of premiums and includes accretion of discount for financial reporting purposes, is recorded on an accrual basis.

Income Taxes

Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required.

Each Fund’s ability to make direct and indirect investments in commodities and certain related investments is limited by the Fund’s intention to qualify as a RIC under the Code. If a Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. tax purposes, the Fund’s status as a RIC may be jeopardized. Each Fund’s investment in its Subsidiary is intended to provide additional exposure to commodities while allowing the Fund to satisfy the requirements applicable to RICs. In the past, the IRS had issued private letter rulings to RICs to the effect that income deemed to be received from their wholly-owned subsidiaries meets the requirements of RIC qualification without regard to whether it is currently paid to the parent mutual fund in the form of a cash dividend (“repatriated”). The IRS recently suspended the issuance of such rulings while it considers the release of published guidance on the issue. It is unclear whether such guidance will be favorable to RICs or would eliminate the need for newly organized funds to seek their own rulings. The Funds have not received a private letter ruling. In the absence of a private letter ruling or guidance to the same or similar effect, the Funds will rely upon an opinion of counsel to the effect that, consistent with Section 851(b) of the Code, income received from a controlled foreign corporation (“CFC”) by a RIC will be considered qualifying income if it is distributed from the CFC in the year earned, and the Subsidiaries will be operated consistent with this statutory provision. However, if a Fund were to fail to qualify as a RIC in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income.

Nuveen Investments	33

Notes to Financial Statements (continued)

If the Subsidiaries do not make the distributions, or do not make the distributions in the year earned, the Funds may still be required to recognize the Subsidiaries’ commodities income for the purposes of calculating the Funds’ own taxable income. It is anticipated that for federal income tax purposes, income and capital gain earned by the Subsidiaries and distributed to the Funds and their shareholders will be considered a distribution of net investment income generally taxable to shareholders as ordinary income. Net losses earned by the Subsidiaries may not be netted with income or gain earned within the Funds and may not be carried forward for use in future years.

For all open tax years and all major taxing jurisdictions, the management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, Management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Custodian Fee Credit

Each Fund has an arrangement with its custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Futures Contracts

Each Fund invests in commodity futures contracts. Upon entering into a futures contract, each Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified dollar amount per contract. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts is recognized as “Deposits with brokers” on the Consolidated Statement of Assets and Liabilities. During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which are recognized as a component of “Variation margin on futures contracts” on the Consolidated Statement of Assets and Liabilities and “Change in net unrealized appreciation (depreciation) of futures contracts” on the Consolidated Statement of Operations. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Consolidated Statement of Operations.

Gresham Diversified Commodity Strategy expects to invest only in long futures contracts. Some short futures positions may arise in futures contracts traded on the London Metal Exchange (“LME”) solely as the result of closing existing long LME futures positions. For every short LME futures contract outstanding, the Fund had previously entered into a long futures contract. The LME Clearing House is the counterparty for both the long and short positions.

Risks of investments in commodity futures contracts include possible adverse movement in the price of the commodities underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and the possibility that a change in the value of the contract may not correlate with a change in the value of the underlying commodities.

During the period July 30, 2012 (commencement of operations) through September 30, 2012, the Funds invested in commodity futures to create all the commodity exposure in the Funds. The average number of futures contracts outstanding during the period July 30, 2012 (commencement of operations) through September 30, 2012, was as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Average number of futures contract outstanding	131	145

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on futures contract activity.

Financial Instrument Risk

In the normal course of its business, each Fund is party to financial instruments with off-balance sheet risk. The term “off-balance sheet risk” refers to an unrecorded potential liability that, even though it does not appear on the Consolidated Statement of Assets and

34	Nuveen Investments

Liabilities, may result in a future obligation or loss. The financial instruments used by the Funds are commodity futures, whose values are based upon an underlying asset and generally represent future commitments that have a reasonable possibility of being settled in cash or through physical delivery. As of September 30, 2012, the financial instruments held by the Funds are traded on an exchange and are standardized contracts.

Market risk is the potential for changes in the value of the financial instruments traded by each Fund due to market changes, including fluctuations in commodity prices. In entering into futures contracts, there exists a market risk that such futures contracts may be significantly influenced by adverse market conditions, resulting in such futures contracts being less valuable. If the markets should move against all of the futures contracts at the same time, the Funds could experience substantial losses.

Clearing Broker Risk is the failure or bankruptcy of the Subsidiary’s clearing broker could result in a substantial loss of Fund assets. Under current Commodity Futures Trading Commission (“CFTC”) regulations, a clearing broker maintains customers’ assets in a bulk segregated account. If a clearing broker fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that clearing broker’s bankruptcy. In that event, in the case of futures and options on futures, the clearing broker’s customers, such as the Subsidiary, are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that clearing broker’s customers. In the case of cleared swaps, customers of a clearing broker in bankruptcy are entitled to recover assets specifically attributable to them pursuant to new CFTC regulations, but may nevertheless risk loss of some or all of their assets due to accounting or operational issues or due to legal risk in connection with the application of bankruptcy law to cleared swaps.

Counterparty Risk is Certain commodity-linked derivative instruments, repurchase agreements, swap agreements and other forms of financial instruments that involve counterparties subject the Fund to the risk that the counterparty could default on its obligations under the agreement, either through the counterparty’s bankruptcy or failure to perform its obligations. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets or no recovery at all. The Fund’s investments in the futures markets also introduce the risk that its futures commission merchant (“FCM”) would default on an obligation set forth in an agreement between the Fund and the FCM, including the FCM’s obligation to return margin posted in connection with the Fund’s futures contracts.

Each Fund’s risk of loss in the event of counterparty default is typically limited to the amounts recognized on the Consolidated Statement of Assets and Liabilities and not represented by the contract or notional amounts of the instruments.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and shareholder service fees, are recorded to the specific class.

Income, realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Nuveen Investments	35

Notes to Financial Statements (continued)

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Gresham Diversified Commodity Strategy	Level 1	Level 2	Level 3	Total
Short-Term Investments:
U.S. Government and Agency Obligations	$—	$6,251,993	$—	$6,251,993
Repurchase Agreements	—	427,266	—	427,266
Derivatives:
Futures Contracts*	178,114	—	—	178,114
Total	$178,114	$6,679,259	$—	$6,857,373
Gresham Long/Short Commodity Strategy	Level 1	Level 2	Level 3	Total
Short-Term Investments:
U.S. Government and Agency Obligations	$—	$5,917,019	$—	$5,917,019
Repurchase Agreements	—	461,907	—	461,907
Derivatives:
Futures Contracts*	135,524	—	—	135,524
Total	$135,524	$6,378,926	$—	$6,514,450
*	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Consolidated Portfolio of Investments.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s consolidated financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

36	Nuveen Investments

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Consolidated Statement of Operations. For additional information on the derivative instruments in which the Funds were invested during and at the end of the reporting period, refer to the Consolidated Portfolio of Investments and Footnote 1 – General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of September 30, 2012, the location of these instruments on the Consolidated Statement of Assets and Liabilities, and the primary underlying risk exposure.

Gresham Diversified Commodity Strategy
		Location on the Consolidated Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Commodity	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$353,788	—	$—
Commodity	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	(175,674)	—	$—
Total			$178,114		$—

Gresham Long/Short Commodity Strategy
		Location on the Consolidated Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Commodity	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$298,218	—	$—
Commodity	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	(162,694)	—	—
Total			$135,524		$—
*	Value represents cumulative gross unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Consolidated Portfolio of Investments and not the deposits with brokers, if any, or the receivable or payable for variation margin presented on the Consolidated Statement of Assets and Liabilities.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the period July 30, 2012 (commencement of operations) through September 30, 2012, on derivative instruments, as well as the primary risk exposure with each.

Net Realized Gain (Loss) from Futures Contracts	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Risk Exposure
Commodity	$83,845	$(243,757)

Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Risk Exposure
Commodity	$178,114	$135,524

Nuveen Investments	37

Notes to Financial Statements (continued)

4. Fund Shares

Transactions in Fund shares were as follows:

	Gresham Diversified Commodity Strategy
	For the Period July 30, 2012 (commencement of operations) through September 30, 2012
	Shares	Amount
Shares sold:
Class A	2,500	$50,000
Class C	2,500	50,000
Class I	345,000	6,900,000
Net increase	350,000	$7,000,000

	Gresham Long/Short Commodity Strategy
	For the Period July 30, 2012 (commencement of operations) through September 30, 2012
	Shares	Amount
Shares sold:
Class A	2,500	$50,000
Class C	2,500	50,000
Class I	345,000	6,900,000
Net increase	350,000	$7,000,000

5. Investment Transactions

The Funds did not have any purchases or sales of long-term investments during the period July 30, 2012 (commencement of operations) through September 30, 2012.

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At September 30, 2012, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Cost of investments	$6,678,685	$6,378,023
Gross unrealized:
Appreciation	$574	$903
Depreciation	—	—
Net unrealized appreciation (depreciation) of investments	$574	$903

Permanent differences, primarily due to calculation of taxable income from the Subsidiaries and nondeductible stock issuance costs resulted in reclassifications among the Funds’ components of net assets at September 30, 2012, the Funds’ tax year end, as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Capital paid-in	$(109)	$(147,400)
Undistributed (Over-distribution of) net investment income	83,806	(96,358)
Accumulated net realized gain (loss)	(83,697)	243,758

38	Nuveen Investments

The tax components of undistributed net ordinary income and net long-term capital gains at September 30, 2012, the Funds’ tax year end, were as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Undistributed net ordinary income*	$199,757	$31,186
Undistributed net long-term capital gains	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The Funds did not declare any distributions during the period July 30, 2012 (commenment of operations) through September 30, 2012, the Funds’ tax year end.

For the period July 30, 2012 (commencement of operations) through September 30, 2012	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Distributions from net ordinary income	$—	$—
Distributions from net long-term capital gains	—	—

During the Funds’ tax year ended September 30, 2012, there were no capital losses generated.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Gresham Diversified Commodity Strategy Fund-level Fee Rate	Gresham Long/Short Commodity Strategy Fund-level Fee Rate
For the first $125 million	.8000%	1.0000%
For the next $125 million	.7875	.9875
For the next $250 million	.7750	.9750
For the next $500 million	.7625	.9625
For the next $1 billion	.7500	.9500
For net assets over $2 billion	.7250	.9250

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of September 30, 2012, the complex-level fee rate for the Funds was .1695%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Gresham and Nuveen Asset Management. Gresham manages the Funds’ commodity investment

Nuveen Investments	39

Notes to Financial Statements (continued)

strategies. Nuveen Asset Management manages the Funds’ fixed income investments. Gresham and Nuveen Asset Management are compensated for their services to the Funds from the management fees paid to the Adviser.

The Adviser serves as the investment adviser of the Subsidiaries. Gresham manages the Subsidiaries’ commodity investments on a discretionary basis, subject to the supervision of the Adviser. The Subsidiaries do not pay the Adviser or Gresham a management fee for their services. The Subsidiaries have also entered into separate contracts for the provision of custody and transfer agency services and pay custody, transfer agency, trustees and legal expenses. Each Fund, as the sole shareholder of its Subsidiary, will bear the costs of these services, which will ultimately be borne by shareholders of the Funds.

The Adviser has agreed to waive fees and/or reimburse expenses of the Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, acquired Fund fees and expenses and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Expense Cap	Expense Cap Expiration Date
Gresham Diversified Commodity Strategy	1.10%	January 31, 2015
Gresham Long/Short Commodity Strategy	1.50	January 31, 2015

The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the period July 30, 2012 (commencement of operations) through September 30, 2012, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected charges on purchases of A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Sales charges collected (Unaudited)	$—	$—
Paid to financial intermediaries (Unaudited)	—	—

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the period July 30, 2012 (commencement of operations) through September 30, 2012, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Commission advances (Unaudited)	$—	$—

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the period July 30, 2012 (commencement of operations) through September 30, 2012, the Distributor retained such 12b-1 fees as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
12b-1 fees retained (Unaudited)	$87	$85

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to the shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the period July 30, 2012 (commencement of operations) through September 30, 2012, as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
CDSC retained (Unaudited)	$—	$—

40	Nuveen Investments

At September 30, 2012, Nuveen and Gresham, owned shares of the Funds as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Class A Shares	2,500	2,500
Class C Shares	2,500	2,500
Class I Shares	345,000	345,000

8. Basis for Consolidation of the Funds

Gresham Diversified Commodity Fund Ltd. and Gresham Long/Short Commodity Fund Ltd. were incorporated as wholly-owned subsidiaries acting as investment vehicles of Gresham Diversified Commodity Strategy and Gresham Long/Short Commodity Strategy, respectively, in order to effect certain investments for the Funds consistent with the Funds’ investment objectives and policies as specified in their prospectus and statement of additional information. The Funds’ investment portfolios have been consolidated and include the portfolio holdings of the Funds and the Subsidiaries. The consolidated financial statements include the accounts of the Funds and the Subsidiaries. All inter-company transactions and balances have been eliminated. Under the Articles of Association, shares issued by the Subsidiaries confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiaries and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiaries. See the table below for details regarding the structure, incorporation and relationship as of September 30, 2012, of the Subsidiaries.

Subsidiary	Date of Incorporation	Fund Net Assets	Subsidiary Net Assets	% of Fund Net Assets
Gresham Diversified Commodity Strategy Fund, Ltd.	April 10, 2012	$7,250,741	$970,016	13.40%
Gresham Long/Short Commodity Strategy Fund, Ltd.	April 10, 2012	6,876,093	930,586	13.50

9. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In December 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-11 (“ASU No. 2011-11”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

Nuveen Investments	41

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	216
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	216
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at George Washington University.	216
David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	216
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	216
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	216
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	216

42	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Virginia L. Stringer 8/16/44 333 West Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	216
Terence J. Toth 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008); Mather Foundation Board (since 2012) and a member of its investment committee; formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	216

Interested Trustee:
John P. Amboian (2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	216
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	216
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011) previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	216

Nuveen Investments	43

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	216
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	216
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	216
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc; Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	216
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	216
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	216
Kathleen L. Prudhomme 3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	216

44	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jeffery M. Wilson 3/13/56 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	99

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	45

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving advisory arrangements for the Funds. At a meeting held on May 21-23, 2012 (the “Meeting”), the Board Members, including the Independent Board Members, considered and approved the investment management agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, Inc. (the “Advisor”), and the investment sub-advisory agreements (each, a “Sub-Advisory Agreement”) between (a) the Advisor and Gresham Investment Management LLC (“Gresham”), on behalf of each Fund and (b) the Advisor and Nuveen Asset Management, LLC (“Nuveen Asset Management”), on behalf of each Fund. Gresham and Nuveen Asset Management are each a “Sub-Advisor,” and the Advisor and each Sub-Advisor are each a “Fund Adviser.” The Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements.”

To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at other meetings, materials which outlined, among other things:

•	the nature, extent and quality of services expected to be provided by the Fund Adviser;

•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	the expertise and background of the Fund Adviser with respect to the respective Fund’s investment strategy;

•	certain performance-related information (as described below);

•	the profitability of Nuveen Investments, Inc. (“Nuveen”);

•	the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds;

•	the expected expenses of the respective Fund, including comparisons of the Fund’s expected expense ratio with the expense ratios of comparable funds; and

•	the soft dollar practices of the Fund Adviser, if any.

At the Meeting, the Advisor made a presentation to and responded to questions from the Board of each Fund. During the Meeting, the Independent Board Members also met privately with their legal counsel to review the Board’s duties under the Investment Company Act of 1940 (the “1940 Act”), the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Advisory Agreements. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Funds, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Advisers; (b) investment performance, as described below; (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers; (d) the extent of any anticipated economies of scale; (e) any benefits expected to be derived by the Fund Advisers from their relationships with the Funds; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements.

A. Nature, Extent and Quality of Services

The Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including advisory services and administrative services. As the Advisor and Nuveen Asset Management already serve as adviser and sub-adviser, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser’s organization, operations and personnel. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Advisor and Nuveen Asset Management, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year of each such Fund Adviser and its services in evaluating the applicable Advisory Agreements. The Independent Board Members noted that Gresham was an affiliate of the Advisor and that it managed, among other things, certain assets of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool that is not a registered investment company.

At the Meeting and at other meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser’s organization and business; the types of services that such Fund Adviser or its affiliates provide to the Nuveen funds or other investment clients and are expected to provide to the Funds; and the experience of the respective Fund Adviser with applicable investment strategies. Further, the Independent Board Members have evaluated the background and experience of each Fund Adviser’s investment personnel.

In addition to advisory services, the Independent Board Members have considered the quality and extent of administrative and other non-investment advisory services to be provided. In this regard, the Advisor is expected to provide the Funds with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other

46	Nuveen Investments

personnel as are necessary for the operations of the Funds. In addition to investment management services, the Advisor and its affiliates will provide the Funds with a wide range of services, including, among other things, product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Independent Board Members also recognized that the Advisor would oversee the Sub-Advisors.

In evaluating the services of the Sub-Advisors, the Independent Board Members noted that the Sub-Advisors were generally expected to supply portfolio investment management services to the Funds. In addition, the Board Members recognized each Sub-Advisor’s experience, philosophy and investment process.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Funds under each Advisory Agreement were satisfactory.

B. Investment Performance

Each Fund was new and therefore did not have its own performance history. However, the Independent Board Members are familiar with the performance records of other Nuveen funds advised by the Advisor and sub-advised by Nuveen Asset Management. In addition, the Independent Board Members recognized that the Nuveen Gresham Diversified Commodity Strategy Fund (the “Diversified Strategy Fund”) would implement Gresham’s proprietary Tangible Asset Program (“TAP”) and the Nuveen Gresham Long/Short Commodity Strategy Fund (the “Long/Short Strategy Fund”) would implement Gresham’s proprietary Long Short Strategy, in each case utilizing a Cayman Islands-based subsidiary. In this regard, the Independent Board Members reviewed certain performance information relating to TAP and to Gresham’s Long/Short Index, including, in each case, returns for the one-year, three-year, five-year and ten-year periods as of December 31, 2011 and calendar year returns for 2002 through 2011.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses that each Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed management fee structure, the rationale for its proposed fee levels, and its expected expense ratio in absolute terms as well as compared with the fees and expense ratios of comparable funds.

The Independent Board Members considered that the Funds were expected to be classified in the Lipper commodities general category. In this regard, the Independent Board Members reviewed, among other things, comparative data pertaining to the management fees and expense ratios of funds in customized peer groups consisting of a subset of the funds comprising the Lipper commodities general category. For the Diversified Strategy Fund, the customized peer group consisted of eighteen long-only funds and for the Long/Short Strategy Fund, the customized peer group consisted of five long/short funds. In addition, in considering the sub-advisory fees to be paid to Gresham, the Independent Board Members noted such Sub-Advisor’s commodity expertise and reputation.

In addition, the Independent Board Members considered the fund-level breakpoint schedule and the complex-wide breakpoint schedule (described in further detail below) and any applicable fee waivers and expense reimbursements expected to be provided. Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services to be provided to the respective Fund.

2. Comparisons with the Fees of Other Clients

Due to their experience with other Nuveen funds, the Board Members were familiar with the nature of services and range of fees offered by the Advisor to other clients. Such other clients include separately managed accounts (both retail and institutional accounts), collective trusts, foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members have noted, at the Meeting or at other meetings, that the fee rates charged to a fund (such as the Funds) and charged to other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members have considered the differences in the product types, including, but not limited to, the services to be provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members have noted, in particular, that the range of services as described above to be provided to a fund (such as the Funds) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the various products, particularly the extensive services to be provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisors, the Independent Board Members are familiar with the pricing schedule or fees that the Sub-Advisors charge for similar investment management services for other Nuveen funds and investment products (if any), funds and investment products of other sponsors (if any), and other clients (such as retail and/or institutional managed accounts), as applicable.

Nuveen Investments	47

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members have considered the profitability of Nuveen for its advisory activities and its financial condition. At the Meeting or other meetings, the Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability. They also reviewed certain publicly available financial information included in a report dated March 21, 2012, certain Nuveen business and financial information dated February 15, 2012, and Nuveen’s 2011 consolidated financial statements. The Independent Board Members have also considered, at the Meeting or at other meetings, Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members have recognized the Advisor’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel in compliance, risk management, and product development as well as its ability to allocate resources to various areas of the Advisor as the need arises. In addition, in evaluating profitability, the Independent Board Members have also recognized the subjective nature of determining profitability which may be affected by numerous factors, including the allocation of expenses. Further, the Independent Board Members have recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members have reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members have recognized Nuveen’s investment in its fund business. The Board Members also recognized that the Sub-Advisors are affiliates of Nuveen. Based on their review, the Independent Board Members concluded that each Fund Adviser’s level of profitability for its advisory activities was reasonable in light of the services to be provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other amounts expected to be paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the respective Fund Adviser and its affiliates are expected to receive that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the respective Fund. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expected expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. The Independent Board Members therefore considered whether the Funds could be expected to benefit from any economies of scale. One method to help ensure that the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component. Accordingly, the Independent Board Members received and reviewed the schedule of proposed advisory fees for each Fund, including fund-level breakpoints thereto.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are generally reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members have considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with each Fund’s respective shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members also considered information regarding potential “fall out” or ancillary benefits that a Fund Adviser or its affiliates may receive as a result of its relationship with the respective Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees expected to be received and retained by such Fund’s principal underwriter, an affiliate of the Advisor, including fees to be received pursuant to any 12b-1 plan.

48	Nuveen Investments

In addition to the above, the Independent Board Members considered whether the Fund Advisers will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the respective Fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the Fund and other clients. The Independent Board Members recognized that the Advisor and Nuveen Asset Management have the authority to pay a higher commission in return for brokerage and research services if they determine in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from such soft dollar arrangements. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Advisor and Nuveen Asset Management may also benefit the Funds and shareholders to the extent the research enhances the ability of such Fund Advisers to manage the Funds. The Independent Board Members noted that such Fund Advisers’ profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly. In addition, the Independent Board Members noted that Gresham currently has no soft dollar arrangements.

Based on their review, the Independent Board Members concluded that any indirect benefits expected to be received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreements and Sub-Advisory Agreements were fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services to be provided to each Fund and that the Investment Management Agreements and Sub-Advisory Agreements should be and were approved on behalf of the Funds.

Nuveen Investments	49

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Commodity: A physical good, such as an agricultural product or metal, that is interchangeable with other goods of the same type. Commodity futures (contracts for the future delivery of a standardized amount of the commodity) are traded on exchanges such as the Chicago Board of Trade.

Dow Jones UBS Commodities Index: An unmanaged index that seeks to provide broadly diversified representation of commodity markets as an asset class. The index is made up of exchange-traded futures on physical commodities and currently represents 20 commodities. Commodity weightings are based on production and liquidity, subject to weighting restrictions applied annually such that no related group of commodities constitutes more than 33% of the index and no single commodity constitutes more than 15% or less than 2% of the index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Commodities General Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Commodities General Funds Classification Average. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect applicable sales charges.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Short Position: A security a Fund does not own, but has sold through the delivery of a borrowed security.

Long Position: A security a Fund owns in its portfolio.

50	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Gresham Investment Management LLC

Near Term Active division

67 Irving Place

New York, NY 10003

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800)257-8787

Nuveen Funds’ Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	51

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $220 billion as of September 30, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-GRESH-0912P

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended September 30, 2012	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Gresham Diversified Commodity Strategy Fund [5]	29,975	0	0	0
Gresham Long/Short Commodity Strategy Fund [5]	29,975	0	0	0
Preferred Securities Fund	24,300	0	0	0
NWQ Flexible Income Fund [6]	24,300	0	0	0

Total	$108,550	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include leverage offerings as well as comfort letters for seed and shelf offerings.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; and capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to preferred stock, commercial paper and registration statements.

[5]	Funds commenced operations on July 30, 2012.
[6]	Formally known as NWQ Preferred Securities Fund.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Gresham Diversified Commodity Strategy Fund	0%	0%	0%	0%
Gresham Long/Short Commodity Strategy Fund	0%	0%	0%	0%
Preferred Securities Fund	0%	0%	0%	0%
NWQ Flexible Income Fund	0%	0%	0%	0%

Fiscal Year Ended September 30, 2011	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Gresham Diversified Commodity Strategy Fund	N/A	N/A	N/A	N/A
Gresham Long/Short Commodity Strategy Fund	N/A	N/A	N/A	N/A
Preferred Securities Fund	23,950	0	0	0
NWQ Flexible Income Fund	23,950	0	0	0

Total	$47,900	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include leverage offerings as well as comfort letters for seed and shelf offerings.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; and capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to preferred stock, commercial paper and registration statements.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Gresham Diversified Commodity Strategy Fund	N/A	N/A	N/A	N/A
Gresham Long/Short Commodity Strategy Fund	N/A	N/A	N/A	N/A
Preferred Securities Fund	0%	0%	0%	0%
NWQ Flexible Income Fund	0%	0%	0%	0%

Fiscal Year Ended September 30, 2012	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust V	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended September 30, 2011	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust V	$0	$0	$0

Percentage Approved Pursuant to Pre-approval Exception
Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
0%	0%	0%

Fiscal Year Ended September 30, 2012	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Gresham Diversified Commodity Strategy Fund [1]	0	0	0	0
Gresham Long/Short Commodity Strategy Fund [1]	0	0	0	0
Preferred Securities Fund	0	0	0	0
NWQ Flexible Income Fund [2]	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

[1]	Funds commenced operations on July 30, 2012.
[2]	Formally known as NWQ Preferred Securities Fund.

Fiscal Year Ended September 30, 2011	Total Non-Audit Fees Billed to Trust	Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Gresham Diversified Commodity Strategy Fund	N/A	N/A	N/A	N/A
Gresham Long/Short Commodity Strategy Fund	N/A	N/A	N/A	N/A
Preferred Securities Fund	0	0	0	0
NWQ Flexible Income Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust V

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: December 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: December 6, 2012

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: December 6, 2012